                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                        TREASURE MOUNTAIN HOLDINGS, INC.
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                        TREASURE MOUNTAIN HOLDINGS, INC.


                                     , 2004


Dear Stockholder:

        On behalf of the Board of Directors and management, I am pleased to invite you to a special meeting of the stockholders of Treasure Mountain Holdings, Inc. The meeting will be held on __________, 2004 at 9:00 a.m. at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey. A notice of meeting, proxy statement and proxy card are enclosed for your review.

        I urge you to read the enclosed materials carefully and to complete, sign and mail promptly the proxy card contained with this letter to assure that your vote will be counted.

        The officers, directors and staff of Treasure Mountain sincerely appreciate your support.

                                                  Very truly yours,



                                                  Donald F. Farley
                                                  Chairman of the Board

                        TREASURE MOUNTAIN HOLDINGS, INC.

                            Notice of Special Meeting

        A special meeting of stockholders of Treasure Mountain Holdings, Inc. will be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068 on _________, 2004 at 9:00 a.m. New York City time. At the meeting you will be asked to consider and act upon the following proposals:

        1. To approve the reincorporation of Treasure Mountain Holdings as a Delaware corporation by approving a plan of merger pursuant to which Treasure Mountain Holdings will merge with and into a wholly-owned Delaware subsidiary and concurrently effect a one for ten reverse stock split.

        2. To conduct other business if properly raised at the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on _________, 2004 are entitled to notice of, and to vote at, the meeting.

        Stockholders are entitled to assert dissenters' rights under Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporation Law. A copy of those sections is attached to the annexed proxy statement.


                                                  David DiGiacinto
                                                  SECRETARY

Fair Lawn, New Jersey
         , 2004


--------------------------------------------------------------------------------
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                        TREASURE MOUNTAIN HOLDINGS, INC.
                               13-01 Pollitt Drive
                           Fair Lawn, New Jersey 07410

                                 PROXY STATEMENT


        The Board of Directors of Treasure Mountain Holdings, Inc. is soliciting proxies for use at a special meeting of stockholders to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068 at 9:00 a.m. New York City time on _________, 2004, and for use at any adjournments thereof. We refer to this meeting as the special meeting. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about _________, 2004.


                                TABLE OF CONTENTS

                                                                         PAGE

INFORMATION ABOUT THE SPECIAL MEETING:                                     5
   Record Date and Quorum                                                  5
   Voting Procedures                                                       5
   Proxies and Revocation                                                  5
   Principal Stockholders                                                  5
   Change in Control                                                       8

PROPOSAL TO APPROVE THE REINCORPORATION OF TREASURE
   MOUNTAIN HOLDINGS AS A DELAWARE CORPORATION:                            9
   The Proposal                                                            9
   Recommendation                                                         11
   Reasons for the Reincorporation                                        11
   No Change in Management                                                12
   Benefit Plans to Continue                                              13
   Capitalization                                                         13
   Stock Option Plan                                                      17
   Outstanding Warrants                                                   18
   Comparative Rights of Stockholders Before and After
      the Reincorporation                                                 21
   Appraisal Rights and Procedures                                        32
   Securities Act Consequences                                            34

OTHER MATTERS:                                                            35
   Costs                                                                  35
   Other Matters to be Presented                                          35
   Stockholder Proposals                                                  35

APPENDICES:                                                               36
   Appendix A: Plan of Merger                                             36
   Appendix B: Certificate of Incorporation of Vyteris
                  Holdings, Inc.                                          44
   Appendix C: Stock Option Plan                                          54
   Appendix D: Sections 92A.300 to 92A.500, inclusive,
                  of the Nevada General Corporation Law                   93

INFORMATION ABOUT THE SPECIAL MEETING

         RECORD DATE AND QUORUM. Only stockholders of record at the close of business on October , 2004 -- the record date -- will be entitled to vote at the special meeting. On that date, there were outstanding 48,460,719 shares of Treasure Mountain Holdings' common stock, par value $.001 per share. That figure does not include 14,281 shares that we have reserved for issuance in connection with prior issuances of securities or 1,500,000 shares reserved for issuance in connection with warrants granted to two former officers and directors of Treasure Mountain Holdings. That figure also does not represent the shares underlying the rights certificates described in this proxy statement. Each outstanding share of Treasure Mountain Holdings' common stock is entitled to one vote on each matter to be voted on at the special meeting. The presence at the special meeting, in person or by proxy, of holders of a majority of the issued and outstanding shares of Treasure Mountain Holdings' common stock, as of the record date, will constitute a quorum.

         VOTING PROCEDURES. Approval of the proposal to reincorporate Treasure Mountain Holdings as a Delaware corporation will require the affirmative vote of the holders of record of a majority of the outstanding shares of Treasure Mountain Holdings' common stock. Approval of any other matter to be submitted to the stockholders will require the affirmative vote of a majority of the shares voted at the special meeting. Properly executed proxies will be voted as directed in the proxy; however, if no direction is given, a properly executed proxy will be voted FOR the reincorporation proposal. Proxies marked "abstention" on a matter will not be voted on that matter but will be considered to be represented at the special meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be represented at the special meeting, but will be considered to be voted only as to those matters actually voted. Since the proposal to reincorporate Treasure Mountain Holdings as a Delaware corporation requires the affirmative vote of a majority of Treasure Mountain Holdings' outstanding shares, abstentions and broker non-votes will have the same effect as a vote against this proposal.

        PROXIES AND REVOCATION. A proxy card is enclosed. You may revoke your proxy at any time before it is exercised. In order to revoke a proxy, you must either give written notice of revocation to the Secretary of Treasure Mountain Holdings or to the Secretary of the special meeting, or vote your shares subject to the proxy by a later dated proxy or by written ballot at the special meeting. Your presence at the special meeting will not by itself revoke your proxy.

        PRINCIPAL STOCKHOLDERS. The following table sets forth certain information regarding the beneficial ownership of Treasure Mountain Holdings' common stock as of September 30, 2004 (immediately after consummation of the merger of our subsidiary with Vyteris, which we refer to in this proxy statement as the Vyteris/Treasure Mountain merger) by (i) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Treasure Mountain Holdings' common stock; (ii) each of our directors and executive officers; and (iii) all of our directors and executive officers as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of Vyteris, Inc, 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410. For purposes of this table, we have excluded the number of shares represented by rights certificates described in this proxy statement. In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person under options or warrants were excluded, inasmuch as the issuance of shares pursuant to such options and warrants cannot occur unless and until we either consummate the proposed reincorporation merger or take other steps to increase the number of shares of common stock that we are authorized to issue. However, the footnotes to this table reflect all options and warrants which would be exercisable within 60 days of September 30, 2004 but for this limitation.

                                                           Percentage
      NAME OF BENEFICIAL OWNER              AMOUNT       of Outstanding
      ------------------------              ------
      Kevin Kimberlin (1)                 27,809,110         57.38%
      Vincent De Caprio (2)                  167,686            *
      Michael McGuinness (3)                  37,356            *
      James Garrison (4)                      16,603            *
      C. Gregory Arnold (5)                        0            *
      Donald Farley (6)                      444,225            *
      Paul Citron (7)                              0            *
      David DiGiacinto (8)                         0            *
      Jack Reich (9)                               0            *
      Solomon Steiner (10)                    49,808            *

        DIRECTORS AND OFFICERS
            AS A GROUP (9 PERSONS)(11)       715,678          1.48%


* Represents less than one percent.

(1) Represents (i) 24,031,315 shares of common stock which were acquired upon consummation of the Vyteris/Treasure Mountain merger by Spencer Trask Specialty Group, LLC ("STSG"), a Delaware limited liability company, of which Mr. Kimberlin is the non-member manager; (ii) 996,155 shares of common stock which, together with rights certificates referred to below, were acquired by STSG in exchange for extending to us a line of credit through September 15, 2005; and
(iii) 2,781,640 shares of common stock owned by Scimitar Holdings, LLC ("Scimitar"), a New York limited liability company and wholly-owned subsidiary of Spencer Trask & Co. ("Spencer Trask & Co."), a Delaware corporation, of which Mr. Kimberlin is the controlling stockholder and chairman. Does not include (a) 77,048,496 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger to STSG in lieu of shares, (b) an additional l3,193,845 shares of common stock represented by such rights certificates and issued in connection with the line of credit mentioned above,
(b) an aggregate of 923,104 shares of common stock acquired in the Vyteris/Treasure Mountain merger by, and an additional 2,959,629 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares to, Spencer Trask Private Equity Fund I LP, Spencer Trask Private Equity Fund II LP, Spencer Trask Private Equity Accredited Fund III LLC, and Spencer Trask Illumination Fund LLC (collectively, the "Funds"), as to which Mr. Kimberlin disclaims beneficial ownership, (c) 2,134,538 shares of common stock acquired in the Vyteris/Treasure Mountain merger by, and an additional 6,843,693 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares to, Qubit Holdings, LLC ("Qubit"), a Delaware limited liability company owned by certain trusts for the benefit of Mr. Kimberlin's children, as to which Mr. Kimberlin disclaims beneficial ownership,
(d) 7,761,996 shares issuable upon conversion of Series B Preferred Stock represented by rights certificates issued to STSG pursuant to the Vyteris/Treasure Mountain merger in lieu of shares or (e) warrants to purchase a total of 20,392,495 shares of common stock held by Spencer Trask Ventures, Inc. which may not be exercised unless and until we effect the reincorporation merger described in this proxy statement or take other steps to increase the number of shares of common stock that we are authorized to issue. Spencer Trask & Co. is a 100% owner of the manager of each of the Funds. The Funds also own additional warrants to purchase an aggregate of 1,494,433 shares of common stock, as to which Mr. Kimberlin disclaims beneficial ownership, and Qubit also owns warrants to purchase an aggregate of 2,244,558 shares of common stock, as to which Mr. Kimberlin disclaims beneficial ownership. Such warrants also are not exercisable unless and until the proposed reincorporation merger is consummated or other remedial steps are taken. The information provided in this proxy statement with respect to Mr. Kimberlin is derived in part from a Form 4 report submitted by Mr. Kimberlin to the SEC.

(2) Does not include (a) 537,629 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares or (b) 178,075 shares of common stock which are issuable upon the exercise of warrants which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Dr. De Caprio also owns options to purchase shares of common stock which will not vest prior to November 30, 2004.

(3) Does not include (a) 119,769 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares or (b) 404,335 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. McGuinness also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

(4) Does not include (a) 53,232 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares or (b) 373,259 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. Garrison also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

(5) Does not include 38,758 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. Arnold also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

(6) Includes 274,879 shares of common stock owned by a trust for which Mr. Farley serves as a trustee. Does not include (a) 1,424,264 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares, (b) 94,254 shares issuable upon conversion of Series B Preferred Stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares, (c) warrants to purchase a total of 230,450 shares of common stock which may not be exercised unless and until we effect the reincorporation merger described in this proxy statement or take other steps to increase the number of shares of common stock that we are authorized to issue or (d) 92,705 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. Farley also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004. Mr. Farley, an employee of an affiliate of STSG, disclaims beneficial ownership with respect to securities owned by STSG and its affiliates, as he has no pecuniary interest in such shares.

(7) Does not include 92,705 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. Citron also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

(8) Does not include 92,705 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. DiGiacinto also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004. Mr. DiGiacinto, an employee of an affiliate of STSG, disclaims beneficial ownership with respect to securities owned by STSG and its affiliates, as he has no pecuniary interest in such shares.

(9) Does not include 71,754 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Mr. Reich also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

(10) Does not include (a) 159,692 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares, (b) exercise of warrants to purchase a total of 104,750 shares of common stock which may not be exercised unless and until we effect the reincorporation merger described in this proxy statement or take other steps to increase the number of shares of common stock that we are authorized to issue or (c) 71,754 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. Dr. Steiner also owns options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

(11) Includes 274,879 shares of common stock owned by a trust for which Mr. Farley serves as a trustee. Does not include (w) 2,294,586 shares of common stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares, (x) 94,254 shares issuable upon conversion of Series B Preferred Stock represented by rights certificates issued pursuant to the Vyteris/Treasure Mountain merger in lieu of shares, (y) warrants to purchase a total of 513,275 shares of common stock which may not be exercised unless and until we effect the reincorporation merger described in this proxy statement or take other steps to increase the number of shares of common stock that we are authorized to issue or (z) 1,237,973 shares of common stock which are issuable upon the exercise of stock options which may not be exercised unless and until we effect the proposed reincorporation or take other steps to increase the number of shares of common stock that we are authorized to issue. The directors and executive officers also own options to purchase additional shares of common stock which will not vest prior to November 30, 2004.

        STSG and Scimitar have agreed to vote all of their shares of common stock in favor of the proposal to reincorporate in Delaware, as have many of Vyteris' former stockholders. STSG and its affiliates control a sufficient number of shares to approve the reincorporation merger.

        All persons (including each of our directors and executive officers) or entities holding rights certificates to acquire our Series B Preferred Stock or common stock, as well as all former holders of options or warrants to purchase Vyteris common stock which have been converted into options or rights to purchase our common stock, have an interest in approving the proposal to reincorporate in Delaware.

        CHANGE IN CONTROL. We reported the following in a Current Report on Form 8-K filed on March 10, 2004:

        "On February 26, 2004, there was a change in control of Treasure Mountain Holdings, Inc. (the "Company" or "TMH") effected pursuant to a Common Stock Purchase Agreement among George I. Norman III, Alewine Limited Liability Company, Lane Clissold and Raven Clissold (collectively the "Sellers"), Scimitar Holdings, LLC (the "Buyer") and the Company (the "Stock Purchase Agreement"). Under the Stock Purchase Agreement, the Buyer acquired from the Sellers 2,781,640 shares of the Company's common stock, representing 82% of the Company's outstanding shares, for the aggregate cash purchase price of $270,000 ($0.097 per share) paid at the closing on February 26,

        2004. The Buyer is a New York limited liability company and a wholly-owned subsidiary of Spencer Trask & Co., a Delaware corporation. The amount of the purchase price was contributed to Scimitar by Spencer Trask & Co. as capital. As a result of its stock ownership of the Company, under applicable law and pursuant to the Service Agreement ..., the Buyer has the right to elect all of the members of the Company's Board of Directors and thereby to control the management and policies of the Company."

In Current Reports on Form 8-K filed on September 30, 2004 and October 5, 2004, we reported the consummation of a merger pursuant to which Vyteris became a wholly-owned subsidiary of Treasure Mountain. As a result of that merger, upon issuance of the shares contemplated by the rights certificates described in this proxy statement, the shares of Treasure Mountain outstanding immediately prior to the consummation of the Vyteris/Treasure Mountain merger will represent approximately 1.8% of the outstanding shares of Treasure Mountain Holdings. As the persons and entities that control Scimitar also controlled Vyteris prior to the consummation of the Vyteris/Treasure Mountain merger, the Vyteris/Treasure Mountain merger did not effect a change in control of Treasure Mountain.

                     PROPOSAL TO APPROVE THE REINCORPORATION
                       OF TREASURE MOUNTAIN HOLDINGS AS A
                              DELAWARE CORPORATION

THE PROPOSAL

        At the special meeting, you will vote upon a proposal to change Treasure Mountain Holdings' state of incorporation from Nevada to Delaware. This is commonly characterized as a "reincorporation." If approved, this reincorporation will be effected by merging Treasure Mountain Holdings into a wholly-owned Delaware subsidiary which was recently formed solely for the purpose of effecting the reincorporation. We refer to this merger as the reincorporation merger. The surviving corporation will be Vyteris Holdings, Inc., a Delaware corporation which we refer to in this proxy statement as Vyteris Holdings-Delaware. Upon consummation of the reincorporation merger, each outstanding share of Treasure Mountain Holdings' common stock, par value $.001 per share, will be automatically converted into one tenth of a share of Vyteris Holdings-Delaware's common stock, par value $.0001 per share.

        At the time that we consummated the Vyteris/Treasure Mountain merger, we did not have sufficient authorized shares to provide all of the consideration that we were required to issue in the merger. In lieu of issuing shares, we issued to the former stockholders of Vyteris rights certificates entitling them to receive additional shares once we effected the reincorporation merger or amended our certificate of incorporation. Specifically, we issued the following:

        o rights certificates entitling the holders thereof to receive a total of 144,479,296 shares of Treasure Mountain Holdings' common stock or, upon consummation of the proposed reincorporation of Treasure Mountain Holdings as a Delaware corporation, 14,447,930 shares of Vyteris Holdings-Delaware's common stock; we refer to these certificates as the common stock rights certificates; and

        o rights certificates entitling the holders thereof to receive a total of 7,500,000 shares of Treasure Mountain Holdings' Series B Convertible Preferred Stock or, upon consummation of the proposed reincorporation of Treasure Mountain Holdings as a Delaware corporation, 7,500,000 shares of Vyteris Holdings-Delaware's Series B Convertible Preferred Stock, which shares are initially convertible into a total of 785,625 shares of Vyteris Holdings-Delaware's common stock; we refer to these certificates as the Series B rights certificates

        The reincorporation merger will be effected pursuant to the terms and conditions of a plan of merger, a copy of which is attached as APPENDIX A to this proxy statement. By virtue of the reincorporation merger, Treasure Mountain Holdings will cease to exist as a Nevada corporation and you will become stockholders of Vyteris Holdings-Delaware. Vyteris Holdings-Delaware will succeed to all of the assets, liabilities, subsidiaries and other properties of Treasure Mountain Holdings. Your rights as stockholders and the internal affairs of Vyteris Holdings-Delaware will be governed by the certificate of incorporation -- which we refer to as the Vyteris Holdings-Delaware charter -- and bylaws of Vyteris Holdings-Delaware and by the Delaware General Corporation Law, which we refer to as the Delaware GCL. Your rights as stockholders will no longer be governed by the certificate of incorporation of Treasure Mountain Holdings -- which we refer to as the Treasure Mountain Holdings charter -- and bylaws of Treasure Mountain Holdings and the General Corporation Law of Nevada, which we refer to as the Nevada GCL. A copy of the Vyteris Holdings-Delaware charter is attached as APPENDIX B to this proxy statement. Copies of Treasure Mountain Holdings' charter and bylaws as currently in effect and of the full text of the bylaws of Vyteris Holdings-Delaware are available for inspection at the headquarters of Treasure Mountain Holdings and will be sent to stockholders without cost upon request.

        There will be no change in the business, management, benefit plans, location, assets, liabilities or net worth of Treasure Mountain Holdings as a result of the reincorporation. The material changes in stockholder rights, corporate governance and other matters resulting from the reincorporation are discussed below.

        The reincorporation merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, you will not recognize a gain or loss for Federal income tax purposes as a result of the reincorporation merger and the automatic conversion of your shares into shares of Vyteris Holdings-Delaware capital stock. Your basis in shares of Vyteris Holdings-Delaware will be the same as your basis in the shares of Treasure Mountain Holdings. The holding period for your shares of Vyteris Holdings-Delaware will include the holding period for your shares of Treasure Mountain Holdings held as capital assets. The discussion does not purport to deal with all aspects of federal income taxation that may affect particular stockholders in light of their individual circumstances, and it does not address any tax consequences for stockholders subject to special treatment under the federal income tax law, including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign individuals or entities, traders in securities that elect to apply a mark-to-market method of accounting, certain United States expatriates, stockholders who hold their stock as part of a straddle, hedge, conversion transaction, or other integrated investment, stockholders who do not hold their stock as capital assets and stockholders who have acquired their stock upon the exercise of employee stock options or otherwise as compensation. We intend this discussion to provide only a summary of the material federal income tax consequences of the merger. We do not intend that it be a complete analysis or description of all potential federal tax consequences of the reincorporation merger. We do not address certain categories of stockholders, and we do not address state, local or foreign tax consequences. In addition, we do not address tax consequences that may vary with, or are contingent upon, individual circumstances. We strongly urge you to consult your tax advisor to determine your particular United States federal, state, local or foreign income or other tax consequences resulting from the reincorporation merger, in light of your individual circumstances..

        The plan of merger was approved by the Board of Directors of Treasure Mountain Holdings on September 29, 2004, immediately after the Vyteris/Treasure Mountain merger was consummated. Under Nevada law, consummation of the reincorporation merger will require that the plan of merger be adopted by the affirmative vote of the holders of record of a majority of the outstanding shares of Treasure Mountain Holdings common stock. The reincorporation merger and reincorporation will be effected as soon as practicable after you have adopted the plan of merger. The reincorporation merger and reincorporation may be abandoned or the plan of merger amended, either before or after you vote, if, in the opinion of the Board of Directors, circumstances arise that make it inadvisable to proceed. However, the principal terms may not be amended without your approval. If the plan of merger is not adopted by the stockholders, the reincorporation will not be consummated and Treasure Mountain Holdings will remain a Nevada corporation.

        If the merger is consummated, only those holders of our common stock who do not vote in favor of the merger will have certain rights under Sections 92A.300 to 92A.500 of the Nevada GCL to demand appraisal of their shares. Under Sections 92A.300 to 92A.500, stockholders who demand appraisal of their shares and comply with the applicable statutory procedures will be entitled to receive a judicial determination of the fair value of their shares, and payment of that fair value in cash, together with accrued interest. A description of the procedures to be followed in order to demand appraisal is provided elsewhere in this proxy statement under the caption "Appraisal Rights and Procedures".

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF TREASURE MOUNTAIN HOLDINGS FROM NEVADA TO DELAWARE AND THEREBY TO EFFECT THE EQUIVALENT OF A 1 FOR 10 REVERSE STOCK SPLIT.

REASONS FOR THE REINCORPORATION

        On September 29, 2004, a wholly-owned subsidiary of Treasure Mountain merged with and into Vyteris, Inc., a Delaware corporation headquartered in Fair Lawn, New Jersey. Vyteris has developed and produced a pre-filled, active transdermal drug delivery system that delivers drugs through the skin comfortably, without needles. On May 6, 2004, Vyteris received approval from the FDA to commercially launch its first product, the LidoSite(R) Topical System. LidoSite is a topical delivery system indicated for use on normal intact skin to provide local anesthesia for needle stick procedures such as injections and intravenous therapies as well as superficial dermatological procedures. Vyteris expects to begin sales of its LidoSite product through a marketing agreement with B. Braun Medical, Inc. during the first quarter of 2005.

        As a result of the merger of Treasure Mountain Holdings' subsidiary and Vyteris, Vyteris became a wholly-owned subsidiary of Treasure Mountain Holdings and the capital stock of Vyteris was converted into the right to receive capital stock of Treasure Mountain Holdings. Prior to that merger, Treasure Mountain did not have an active business. After that merger, Vyteris' business became Treasure Mountain's sole business and the principal stockholders of Vyteris became the principal stockholders of Treasure Mountain Holdings. Although a change in control was not effected -- since the controlling stockholder of Vyteris and the controlling stockholder of Treasure Mountain are, in turn, both controlled by the same person -- the former stockholders of Treasure Mountain Holdings now beneficially own less than two percent of the outstanding equity interests of the combined company formed as result of the merger of Treasure Mountain Holdings' subsidiary and Vyteris.

        Vyteris' stockholders invested in Vyteris as a Delaware corporation. Since the former Vyteris stockholders are now the principal stockholders of Treasure Mountain Holdings, management of the combined company concluded that such stockholders would prefer that Treasure Mountain Holdings be reincorporated in Delaware.

        The Delaware GCL is generally viewed as being more modern and less restrictive than the corporation laws of Nevada. As a result of the large number of corporations incorporated in Delaware, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The Board of Directors believes that these advantages are significant and justify the reincorporation of Treasure Mountain.

NO CHANGE IN MANAGEMENT

        By virtue of Treasure Mountain's acquisition of Vyteris, the members of Vyteris' board of directors became the sole members of the board of directors of Treasure Mountain Holdings and the officers of Vyteris became the sole officers of Treasure Mountain Holdings. We have provided substantial information about the new directors and officers of Treasure Mountain Holdings in a report on Form 14F-1 that we filed with the SEC on July 19, 2004. After the reincorporation, the board of directors of Vyteris Holdings-Delaware will be composed of the current directors of Treasure Mountain Holdings. Those persons will continue to serve as directors of Vyteris Holdings-Delaware until the next annual meeting of stockholders of Vyteris Holdings-Delaware and until their successors are elected and qualified. It is expected that the first annual meeting of the Vyteris Holdings-Delaware stockholders will be held in May 2005.

        The persons who currently serve as executive officers of Treasure Mountain Holdings and who are the executive officers of Vyteris will serve as the executive officers of Vyteris Holdings-Delaware following the reincorporation.

BENEFIT PLANS TO CONTINUE

        Although Treasure Mountain Holdings presently does not have a stock option plan, Vyteris has a stock option plan which it adopted in 2001. Vyteris Holdings-Delaware has adopted a stock option plan which is identical to the terms of the Vyteris stock option plan, although it will cover a total of 2,901,902 shares of common stock. Vyteris' employee benefit plans will not be changed in any material respect by the reincorporation. The following table describes the treatment of a hypothetical option to purchase 100 shares of Vyteris common stock at an exercise price of $0.10 per share as a result of the merger of Vyteris and Treasure Mountain's subsidiary and as a result of the reincorporation merger.

Before the Vyteris/Treasure Mountain merger, the holder of such hypothetical option:

        o had the right to purchase a total of 100 shares of Vyteris common stock
        o       at a price of $0.10 per share
        o       for an aggregate purchase price of $10.00

After the Vyteris/Treasure Mountain merger, such holder instead:

        o has the right to purchase a total of 419 shares of Treasure Mountain common stock
        o       at a price of $0.0238663 per share
        o       for an aggregate purchase price of $10.00

After the reincorporation merger, such holder instead:

        o will have the right to purchase a total of 41.9 shares of Vyteris Holdings-Delaware common stock
        o       at a price of $0.238663 per share
        o       for an aggregate purchase price of $10.00

The terms and conditions of the Vyteris Holdings-Delaware options are essentially the same terms and conditions as those that were in effect immediately prior to the Vyteris/Treasure Mountain merger. Future options granted under that plan will be for shares of Vyteris Holdings-Delaware common stock.

CAPITALIZATION

        COMMON STOCK. Treasure Mountain is authorized to issue up to 50,000,000 shares of common stock, par value $.001 per share. The holders of Treasure Mountain common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. There is no cumulative voting in the election of directors and there are no preemptive rights upon the issuance of additional shares. Upon dissolution of Treasure Mountain Holdings (which does not include the reincorporation), the holders of common stock will be entitled to a ratable portion of any assets remaining after payment of all priority claims.

        Vyteris Holdings-Delaware is authorized to issue up to 100,000,000 shares of common stock, par value $.0001 per share. One share has been issued to Treasure Mountain Holdings but will be canceled upon completion of the reincorporation merger. With the exceptions noted in "Comparative Rights of Stockholders Before and After the Reincorporation Merger," the voting and other rights of the holders of Vyteris Holdings-Delaware common stock are essentially the same as those of the holders of Treasure Mountain Holdings' common stock.

        At the effective time of the reincorporation merger, each share of common stock of Treasure Mountain Holdings will be automatically converted into one tenth of a share of Vyteris Holdings-Delaware Common Stock, the terms of which are described below:

        DIVIDENDS. The holders of Vyteris Holdings-Delaware common stock are entitled to receive, ratably, dividends when, as and if declared by the Board of Directors out of funds legally available therefor and after provision is made for each class of stock, if any, having preference over the common stock, including the Series B preferred stock.

        LIQUIDATION PREFERENCE. In the event of the liquidation, dissolution or winding up of Vyteris Holdings-Delaware, the holders of Vyteris Holdings-Delaware common stock are entitled, subject to the rights of holders of preferred stock, if any, to share ratably in all assets remaining available for distribution to them after payment of all liabilities and after provision is made for each class of stock, if any, having preference over the common stock, including the Series B preferred stock.

        CONVERSION. The holders of Vyteris Holdings-Delaware common stock have no conversion rights and they are not subject to further calls or assessments by us.

        PREEMPTIVE RIGHTS. The holders of Vyteris Holdings-Delaware common stock have no preemptive rights.

        VOTING RIGHTS. The holders of Vyteris Holdings-Delaware common stock are entitled to one vote for each share held of record on all matters on which the holders of common stock are entitled to vote.

        REDEMPTION. There are no redemption or sinking fund provisions applicable to the Vyteris Holdings-Delaware common stock. All shares of Vyteris Holdings-Delaware common stock issuable pursuant to the reincorporation merger will be duly authorized, fully paid and nonassessable.

        Western States Transfer and Registrar, Inc. serves as the transfer agent and registrar for Treasure Mountain Holdings' Common Stock and initially will serve in the same capacity for the Common Stock of Vyteris Holdings-Delaware. Vyteris Holdings-Delaware may change transfer agents in the future.

        PREFERRED STOCK. Treasure Mountain Holdings is not authorized to issue any shares of preferred stock. At the time that Vyteris merged with a subsidiary of Treasure Mountain Holdings, Vyteris had outstanding 7,500,000 shares of Series C Convertible Preferred Stock. At that time, the shares of Series C Convertible Preferred Stock were initially convertible into a total of 1,875,000 shares of Common Stock. By virtue of the Vyteris/Treasure Mountain merger, Treasure Mountain issued, to the former holders of Vyteris Series C Convertible Preferred Stock, Series B rights certificates entitling such holders to receive a total of 7,500,000 shares of Treasure Mountain Series B Convertible Preferred Stock or, if the reincorporation merger is effected, 7,500,000 shares of Vyteris Holdings-Delaware Series B Convertible Preferred Stock. The Series B rights certificates contemplate that the Treasure Mountain Holdings Series B Convertible Preferred Stock would initially be convertible into a total of 7,856,250 shares of Treasure Mountain common stock or, if the reincorporation merger is consummated, a total of 785,625 shares of Vyteris Holdings-Delaware common stock.

        The Vyteris Holdings-Delaware charter authorizes Vyteris Holdings-Delaware to issue 50,000,000 shares of preferred stock, consisting of 7,500,000 shares of Series B Convertible Preferred Stock and 42,500,000 shares of preferred stock the terms of which may be determined from time to time by the Board of Directors of Vyteris Holdings-Delaware. With respect to such 42,500,000 shares, the Board of Directors is authorized to issue such shares in classes or series and to determine for any such class or series its voting rights, preferences, limitations and any special rights. This action may be taken by the Board at any time and without stockholder approval. While management has no current plans or agreements for the issuance of such 42,500,000 shares of preferred stock, the shares of preferred stock may be used in connection with the raising of additional capital, future acquisitions, and for other corporate purposes. The Board believes that it is in the best interests of Vyteris Holdings-Delaware that such stock be made available for issuance as opportunities arise, so that it may avoid the expense and possible delay involved in obtaining stockholder approval.

        If the reincorporation merger is completed, the Board will have the power to issue shares of preferred stock having dividend, voting or conversion rights that could discourage or deter a future unsolicited attempt to gain control of Vyteris Holdings-Delaware or to acquire substantial ownership of its stock, even if the terms of the unsolicited transaction might prove advantageous to some or many of the stockholders.

        At the effective time of the reincorporation merger, each Series B rights certificate will entitle the holder to receive a number of shares of Vyteris Holdings-Delaware Series B Convertible Preferred Stock equal to the number of shares covered by such rights certificate. The terms of the Vyteris Holdings-Delaware Series B Convertible Preferred Stock are substantially the same as the terms of the Vyteris Inc. Series C Convertible Preferred Stock, subject to adjustment of the conversion price to give effect to the Vyteris/Treasure Mountain merger and the reincorporation merger.

        The following is offered for illustrative purposes:

        o Before the Vyteris/Treasure Mountain merger, a holder of 100 shares of Vyteris Series C Convertible Preferred Stock had the right to convert those shares into 25 shares of Vyteris common stock.

        o By virtue of the Vyteris/Treasure Mountain merger, such holder owns a rights certificate covering 100 shares of Treasure Mountain Holdings Series B Convertible Preferred Stock convertible into 104.75 shares of Treasure Mountain Holdings common stock.

        o By virtue of the reincorporation merger, that same holder would own 100 shares of Vyteris Holdings-Delaware Series B Convertible Preferred Stock convertible into 10.475 shares of Vyteris Holdings-Delaware common stock.

        The terms of the Vyteris Holdings-Delaware Series B Convertible Preferred Stock - which we refer to as the Series B Stock - are set forth below:

        DIVIDENDS. The holders of Series B Stock are entitled to receive, ratably, an annual 8% cumulative cash dividend out of funds legally available therefor, payable quarterly.

        LIQUIDATION PREFERENCE. Upon any liquidation, dissolution or winding up of Vyteris Holdings-Delaware, whether voluntarily or involuntarily, holders of the Series B Stock will be entitled to receive a liquidation preference of $1.00 per share, adjusted for stock splits, combinations, stock dividends, recapitalizations, and the like, plus an amount equal to all accrued but unpaid dividends on the Series B Stock. With respect to the distribution of assets upon liquidation, dissolution or winding up of Vyteris Holdings-Delaware, the Series B Stock ranks senior to the Vyteris Holdings-Delaware common stock. Certain extraordinary transactions may be treated as a liquidation event at the election of the holders of a majority of the shares of Series B Stock.

        CONVERSION. Each share of Series B Stock is convertible at any time, upon option of the holder, into Vyteris Holdings-Delaware common stock at a price per share as follows:

        o if converted within 18 months from March 31, 2004, 0.10475 of a share of Vyteris Holdings-Delaware common stock (adjusted for stock splits, combinations, stock dividends, recapitalizations, and the like)

        o if converted within the next 18 months, 0.13967 of a share of Vyteris Holdings-Delaware common stock; or

        o if converted at any time thereafter, 0.27933 of a share of Vyteris Holdings-Delaware common stock.

These conversion ratios are subject to adjustment for stock splits, combinations, stock dividends, recapitalizations, and the like.

        PREEMPTIVE RIGHTS. The holders of Series B Stock have no preemptive rights.

        VOTING RIGHTS. The holders of Series B Stock vote together with the holders of shares of Vyteris Holdings-Delaware common stock as a single class on all matters to be voted on by stockholders of Vyteris Holdings-Delaware, except that the vote or consent of the holders of a majority of the shares of Series B Stock is necessary to:

        o authorize or issue any equity security having any preference over or being on a parity with the Series B Stock with respect to dividend or liquidation preference;

        o       increase the number of authorized shares of Series B Stock, or

        o amend, alter or repeal any provision of, or add any provision to, the Vyteris Holdings-Delaware certificate of incorporation, or any certificate of designations relating to a series of preferred stock or By-laws, if such action would adversely alter or change in any material respect the rights, preferences or privileges of the Series B Stock.

        MANDATORY REDEMPTION. Commencing as of the first anniversary date of FDA approval of LidoSite for commercial sale, and continuing for one year thereafter, Vyteris Holdings-Delaware will be required to redeem on a quarterly basis an amount of Series B Stock equal to 5% of Vyteris Holdings-Delaware's gross profits derived from the sale of LidoSite. During the following years, Vyteris Holdings-Delaware will also be required to redeem on a quarterly basis Series B Stock in an amount equal to 10% of Vyteris Holdings-Delaware's gross profit derived from the sale of LidoSite. The redemption price is $1.00 per share of Series B Stock, adjusted for stock splits, combinations, stock dividends, recapitalizations, and the like, plus any accrued but unpaid dividends thereon.

STOCK OPTION PLAN

        Vyteris Holdings-Delaware has adopted its 2004 Stock Option Plan, which is substantially the same as the 2001 Stock Option Plan adopted by the Vyteris, Inc. Board of Directors and stockholders in March 2001. Under the 2004 Plan, incentive stock options and non-qualified stock options to purchase shares of Vyteris Holdings-Delaware common stock may be granted to directors, officers, employees and consultants. At present, a total of 2,901,902 shares of Vyteris Holdings-Delaware common stock may be issued under the 2004 Plan, including options to purchase 1,578,336 shares to be issued to former holders of options to purchase shares of Vyteris, Inc. common stock upon consummation of the reincorporation merger. Such options will automatically accelerate upon termination of an option holder's employment or service for certain specified reasons within 18 months following the closing of the Vyteris/Treasure Mountain merger.

        The per share exercise price for incentive stock options granted under the 2004 Plan will equal the fair market value of the underlying common stock on the date of grant. The option price for shares purchased through the exercise of an option is payable in cash or, at the discretion of the Compensation Committee of the Vyteris Holdings-Delaware Board of Directors, in common stock or a combination of both common stock and cash. The Compensation Committee may determine the initial vesting period and the expiration date of each option at the time that it is granted.

        The 2004 Plan provides that in the event of a change in control, unless the successor to Vyteris Holdings-Delaware assumes a holder's options or replaces them with comparable options for its stock, the Vyteris Holdings-Delaware Board of Directors will provide that all outstanding options will be immediately and fully exercisable on a date prior to the consummation of a change of control transaction. Any option assumed by a successor to Vyteris Holdings-Delaware will automatically accelerate upon termination of an option holder's employment or service for certain specified reasons within 18 months following the change in control.

        The 2004 Plan provides for options to terminate within specified periods of time after employment is terminated, depending upon the reason for termination. Unless otherwise provided by the Compensation Committee, options are not transferable by the option holder and can be exercised only by the option holder during his or her lifetime, or upon the option holder's death, only by the personal representative of his or her estate. The 2004 Plan may be amended or terminated by the Board of Directors at any time; PROVIDED, HOWEVER, that no such action may adversely affect any outstanding options without the consent of the applicable option holder.

OUTSTANDING WARRANTS

        WARRANTS ISSUED TO PURCHASERS OF BRIDGE NOTES. In March 2004, Vyteris conducted a private placement of bridge notes, which notes have been converted into common stock by virtue of subsequent transactions. Together with the bridge notes, investors received warrants to purchase Vyteris, Inc. common stock. Each warrant issued to purchasers of the bridge notes entitled the holder to purchase 50% of the number of shares of Vyteris common stock that were initially issuable upon conversion of the bridge note. The warrants had an initial exercise price equal to $1.00. The exercise price and the number of securities issued upon exercise of a warrant are subject to adjustment in certain cases. The warrants are exercisable immediately upon issuance and have a term of five years. The warrants may be exercised at any time in whole or in part at the applicable exercise price until expiration of the warrants. The exercise price and the number of shares of Common Stock purchasable upon the exercise of the warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits combinations or reclassifications of the Common Stock. Additionally, an adjustment would be made in the case of a reclassification or exchange of common stock, consolidation or merger of the issuer with or into another corporation, other than a consolidation or merger in which the issuer is the surviving corporation, or sale of all or substantially all for the assets of the issuer in order to enable holders of the warrants to acquire the kind and number of shares of stock or other securities or property receivable in such event by a holder of the number of shares of common stock that might otherwise have been purchased upon the exercise of the warrant. No adjustment to the number of warrant shares and exercise price of the warrants will be made for dividends, other than stock dividends, if any, paid on common stock. In addition, the exercise price of the warrants -- initially $1.00 -- will be adjusted on a weighted average formula basis in the event that the issuer issues any shares of common stock, warrants or other convertible securities, other than stock grants and stock options to employees or consultants or in connection with merger and acquisition activities, at a price, conversion price or exercise price less than the exercise price.

        The following table describes the treatment of a hypothetical bridge warrant to purchase 100 shares of Vyteris common stock at an exercise price of $1.00 per share as a result of the merger of Vyteris and Treasure Mountain's subsidiary and as a result of the reincorporation merger.

Before the Vyteris/Treasure Mountain merger, the holder of such hypothetical warrant:

        o had the right to purchase a total of 100 shares of Vyteris common stock
        o       at a price of $1.00 per share
        o       for an aggregate purchase price of $100.00

After the Vyteris/Treasure Mountain merger, such holder instead:

        o has the right to purchase a total of 419 shares of Treasure Mountain common stock
        o       at a price of $.238663 per share
        o       for an aggregate purchase price of $100.00

After the reincorporation merger, such holder instead:

        o will have the right to purchase a total of 41.9 shares of Vyteris Holdings-Delaware common stock
        o       at a price of $2.38663 per share
        o       for an aggregate purchase price of $100.00

The terms and conditions of the Vyteris Holdings-Delaware warrants are essentially the same terms and conditions as those that were in effect immediately prior to the Vyteris/Treasure Mountain merger.

        BRIDGE NOTES PLACEMENT AGENT WARRANTS. Vyteris, Inc. issued to its placement agent in connection with its placement of the bridge notes, warrants to purchase 2,549,250 shares of Vyteris' common stock. The initial exercise price of those warrants was $1.00. These warrants also provide for a cashless exercise right and certain customary anti-dilution and price protection provisions. These warrants are exercisable until the later of (i) March 31, 2014 and (ii) the date which is three years after the initial public offering of Vyteris Holdings-Delaware's equity securities. The placement agent has certain registration rights with respect to these warrants. The impact of the Vyteris/Treasure Mountain merger and the reincorporation merger on the exercise price of, and the shares covered by, these warrants is the same as the impact on the bridge notes warrants described above.

        RECENT WARRANTS. Immediately prior to the consummation of the Vyteris/Treasure Mountain merger, Vyteris consummated an offering of units consisting of four shares of common stock and a warrant to purchase one share of common stock. We refer to these warrants as the Recent Warrants. The Recent Warrants have an initial exercise price equal to $1.875 per share. The Recent Warrants are exercisable immediately upon issuance and have a term of five years. A holder of a Recent Warrant may exercise a Recent Warrant by surrendering such Recent Warrant to the issuer, with the notice of exercise properly completed and executed, together with payment of the exercise price therefore; PROVIDED, HOWEVER, if at any time after one year from the date of issuance of the Recent Warrants there is no effective registration statement registering the resale of the common stock issuable upon exercise of the Recent Warrant Warrants, the Recent Warrant Warrants may also be exercised at such time by means of a so-called cashless exercise. The exercise price and the number of shares of common stock purchasable upon the exercise of the Recent Warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits or combinations. Additionally, an adjustment would be made in the case of a reclassification or exchange of common stock, consolidation or merger of the issuer with or into another corporation, other than a consolidation or merger in which the issuer is the surviving corporation, or sale of all or substantially all of the assets of the issuer in order to enable holders of the Recent Warrants to acquire the kind and number of shares of stock or other securities or property receivable in such event by a holder of the number of shares of common stock that might otherwise have been purchased upon the exercise of the Recent Warrant. No adjustment to the number of Recent

Warrant shares and exercise price of the Recent Warrants will be made for dividends, other than stock dividends, if any, paid on the underlying common stock. The impact of the Vyteris/Treasure Mountain merger and the reincorporation merger on the exercise price of, and the shares covered by, the Recent Warrants is the same as the impact on the bridge notes warrants described above. The purchasers of the Recent Warrants have certain registration rights with respect to the Recent Warrants.

        THE OFFERING PLACEMENT AGENTS' WARRANTS. In connection with the offering completed immediately prior to the consummation of the Vyteris/Treasure Mountain merger, Vyteris agreed to sell to each of the placement agents or their respective designees, for nominal consideration, warrants to purchase the number of shares of common stock equal to 20% of (i) the aggregate number of shares of common stock included in the units placed by such placement agent, plus (ii) the aggregate number of shares of common stock underlying the Recent Warrants included in the units placed by such placement agent, at an exercise price of $1.50 per share. The placement agents' warrants are exercisable for a period of five years from issuance. The impact of the Vyteris/Treasure Mountain merger and the reincorporation merger on the exercise price of, and the shares covered by, the placement agents' warrants is the same as the impact on the bridge notes warrants described above. The placement agents have certain registration rights with respect to these warrants.

        BECTON DICKINSON WARRANTS. Vyteris granted to Becton Dickinson warrants to purchase 50,000 shares of its common stock at an exercise price of $4.00 per share, adjusted for stock splits, combinations, stock dividends, recapitalizations, and the like. The Becton Dickinson Warrants are exercisable commencing on the date of issuance of the warrants until the earlier of (i) July 1, 2010, and (ii) the date which is three years after the closing of an initial public offering of Vyteris Holdings-Delaware common stock that yields gross proceeds to the issuer of not less than $10,000,000. The Becton Dickinson warrants contain "weighted average" anti-dilution provisions. The impact of the Vyteris/Treasure Mountain merger and the reincorporation merger on the exercise price of, and the shares covered by, the Becton Dickinson warrants is the same as the impact on the bridge notes warrants described above.

        TREASURE MOUNTAIN WARRANTS. Effective as of the completion of the Vyteris/Treasure Mountain merger, two directors of Treasure Mountain - neither of whom remains on the Board -- each received a warrant to purchase 750,000 shares of Treasure Mountain common stock at a purchase price of $0.10 per share, exercisable for a period of two years.

        TOTAL CAPITALIZATION

        The following table describes the anticipated capitalization of Vyteris Holdings-Delaware immediately after the consummation of the reincorporation merger. This table assumes that there is no change in the number of shares of our common stock, options or warrants outstanding between the date hereof and the consummation of the reincorporation merger.


------------------------------------------------------ -------------------------------------------------------

                                                                            POST-MERGER,
                      SECURITY                                       POST- REVERSE STOCK SPLIT
------------------------------------------------------ -------------------------------------------------------

48,460,719 outstanding shares of Treasure Mountain     ...will automatically convert into a total of 4,846,072
common stock                                           shares of Vyteris Holdings-Delaware common stock
------------------------------------------------------ -------------------------------------------------------

Rights certificates representing the right to          ...will automatically convert into a total of
receive 144,479,296 shares of Treasure Mountain        14,447,930 shares of Vyteris Holdings-Delaware common
common stock                                           stock
------------------------------------------------------ -------------------------------------------------------

Rights certificates representing 7,500,000 shares of   ...will automatically convert into a total of 7,500,000
Series B Convertible Preferred Stock                   shares of Vyteris Holdings-Delaware Series B Convertible
                                                       Preferred Stock which, in turn, would be convertible
                                                       into a total of 785,625 shares of Vyteris
                                                       Holdings-Delaware common stock
------------------------------------------------------ -------------------------------------------------------

Options to purchase 15,783,353 shares of Treasure      ...will automatically convert into options to purchase
Mountain common stock                                  a total of 1,578,336 shares of Vyteris
                                                       Holdings-Delaware common stock
------------------------------------------------------ -------------------------------------------------------

Warrants to purchase 52,487,962 shares of Treasure     ...will automatically convert into options to purchase
Mountain common stock                                  a total of 5,248,796 shares of Vyteris
                                                       Holdings-Delaware common stock
------------------------------------------------------ -------------------------------------------------------

COMPARATIVE RIGHTS OF STOCKHOLDERS BEFORE AND AFTER THE REINCORPORATION

        GENERAL. The rights of stockholders of Delaware and Nevada business corporations are governed by and subject to the provisions of the Delaware GCL and the Nevada GCL, respectively. If the reincorporation is completed, the stockholders of Treasure Mountain Holdings will become stockholders of Vyteris Holdings-Delaware, and their rights will be governed by and subject to the provisions of the Delaware GCL rather than the Nevada GCL. The rights of Treasure Mountain Holdings' stockholders following the reincorporation will also be governed by the Vyteris Holdings-Delaware charter and bylaws rather than the provisions of Treasure Mountain Holdings' charter and bylaws. We have set forth below a summary of the material differences in the rights of stockholders before and after the reincorporation, which is qualified in its entirety by reference to the relevant provisions of the Nevada GCL, the Delaware GCL, the Treasure Mountain Holdings charter and bylaws and the Vyteris Holdings-Delaware charter and bylaws.

        Although the Delaware GCL and the Nevada GCL are similar in most respects, there are a number of differences between the two statutes that you should carefully consider in evaluating the proposed reincorporation. The following summary is not a complete statement of all differences, nor is it a complete statement of the provisions of the two statutes which it compares.

        In addition, there is a substantial body of case law in Delaware interpreting the corporation laws of that state. A comparable body of judicial interpretations does not exist in Nevada. Delaware also has established a system of Chancery Courts to adjudicate matters arising under its corporation law. As a result of these factors there may be less certainty as to the outcome of matters governed by Nevada corporation law than would be the case under Delaware corporation law.

        While there are substantial similarities between Delaware law and Nevada law as well as between the charters and by-laws of Treasure Mountain and Vyteris, a number of differences do exist. The following is a summary of the material differences between the rights of Treasure Mountain stockholders and the rights of Vyteris Holdings-Delaware stockholders. This summary is not intended to be a complete discussion of the respective rights of Treasure Mountain and Vyteris Holdings-Delaware stockholders and it is qualified in its entirety by reference to Delaware law, Nevada law and the various documents of Treasure Mountain and Vyteris Holdings-Delaware referenced in this summary.


                                     TREASURE MOUNTAIN                                  VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                          ----------------------------

NUMBER                 Nevada law provides that a corporation must have    Delaware law provides that a corporation must have at
OF DIRECTORS           at least one director and may provide in its        least one director and that the number of directors
                       articles of incorporation or its by-laws for a      shall be fixed by or in the manner provided in the
                       fixed or variable number of directors. Treasure     by-laws unless the certificate of incorporation fixes
                       Mountain's articles of incorporation provide        the number of directors. Vyteris Holdings-Delaware's
                       that its board of directors will consist of at      certificate of incorporation does not fix the number of
                       least three directors. The number of directors      directors and its by-laws currently provide that its
                       of Treasure Mountain currently is fixed at six.     board of directors will consist of at least five but no
                                                                           more than seven members, as determined by the board of
                                                                           directors from time to time. The number of directors of
                                                                           Vyteris Holdings-Delaware currently is fixed at six.

CUMULATIVE             Nevada law allows for a corporation's articles      Delaware law allows for a corporation's
VOTING                 of incorporation to permit stockholders to          certificate of incorporation to permit
                       cumulate their votes for directors. However, the    stockholders to cumulate their votes for
                       articles of incorporation of Treasure Mountain      directors. However, the certificate of
                       do not so provide, and accordingly, holders of      incorporation of Vyteris Holdings-Delaware does
                       Treasure Mountain common stock have no              not so provide, and, accordingly, holders of
                       cumulative voting rights in connection with the     Vyteris Holdings-Delaware common stock have no
                       election of directors.                              cumulative voting rights in connection with the
                                                                           election of directors.



                                     TREASURE MOUNTAIN                             VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------


CLASSIFICATION         Nevada law provides that the articles of            Delaware law permits, but does not require, a
OF BOARD OF            incorporation or the by-laws may provide for a      classified board of directors, divided into as
DIRECTORS              classified board of directors, but at least         many as three classes with staggered terms under
                       one-fourth of the directors must be elected         which one-half or one-third of the directors are
                       annually. Treasure Mountain's Board of Directors    elected to terms of two or three years, as
                       is not classified.                                  applicable. Vyteris Holdings-Delaware's Board of
                                                                           Directors is not classified

REMOVAL OF             Under Nevada law, directors may be removed from     Under Delaware law, directors may be removed
DIRECTORS              office by a two-thirds stockholder vote, or if      from office by a majority stockholder vote and
                       provided for in the articles of incorporation,      in the case of a corporation whose board is
                       by the vote of a larger percentage of shares.       classified, stockholders may effect such removal
                       However, if a corporation's articles of             only for cause.
                       incorporation provide for cumulative voting to
                       elect directors, such directors may not be          Vyteris Holdings-Delaware's by-laws provide that
                       removed other than by a vote of a sufficient        a director may be removed by a majority vote of
                       number of shares to have prevented their            the board of directors for "cause", as such term
                       election in the first instance.                     is used under Delaware law.


                       Treasure Mountain's by-laws do not address the topic of director removal.


VACANCIES ON           Nevada law provides that all vacancies on a         Delaware law and Vyteris Holdings-Delaware
THE BOARD OF           corporation's board of directors, including         by-laws provide that all vacancies on a
DIRECTORS              those caused by an increase in the number of        corporation's board of directors, including
                       directors, may be filled by a majority of the       those caused by an increase in the number of
                       remaining directors, though less than a quorum,     directors, may be filled by a majority of the
                       unless the articles of incorporation provide        remaining directors, though less than a quorum,
                       otherwise.                                          unless the certificate of incorporation or
                                                                           by-laws provide otherwise.


                                     TREASURE MOUNTAIN                             VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------


                       Treasure Mountain's by-laws provide that a majority of the directors then in office shall be entitled to fill a vacancy until the next annual meeting of Treasure Mountain, provided that any directorship to be filled by reason of the removal of one or more directors by the stockholders shall be filled by election by the stockholders at the meeting at which the directors are removed.


STOCKHOLDER            Nevada law provides that unless otherwise           Under Delaware law and Vyteris
ACTION BY              provided in a corporation's articles of             Holdings-Delaware's by-laws, any action required
WRITTEN CONSENT        incorporation or by-laws, any action required or    or permitted to be taken at a meeting of the
                       permitted to be taken at a meeting of               stockholders may be taken without a meeting,
                       stockholders may be taken without a meeting if a    without prior notice and without a vote, if a
                       written consent to the action is signed by          consent or consents in writing, setting forth
                       stockholders holding at least a majority of the     the action so taken, is signed by the holders of
                       voting power. If a different proportion of          outstanding stock having not less than the
                       voting power is required for an action at a         minimum number of votes that would be necessary
                       meeting, then that proportion of written            to authorize or take such action at a meeting at
                       consents is also required.                          which all shares entitled to vote thereon were
                                                                           present and voted.

                       Treasure Mountain's by-laws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.


                                     TREASURE MOUNTAIN                             VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------

AMENDMENT OF           Under Nevada law the articles of incorporation      Under Delaware law and Vyteris
ARTICLES OF            may be amended by the affirmative vote of the       Holdings-Delaware's certificate of
INCORPORATION          holders of a majority of the voting rights of       incorporation, the certificate of incorporation
OR CERTIFICATE         all classes of stock entitled to vote.              may be amended by the affirmative vote of the
OF INCORPORATION                                                           holders of a majority of the voting rights of
                                                                           all classes of stock entitled to vote.


AMENDMENT              Nevada law provides that subject to the by-laws     Delaware law provides that a corporation's
OF BYLAWS              adopted by the stockholders, if any, the            stockholders entitled to vote have the power to
                       directors may amend the by-laws of the              amend by-laws, although the corporation's
                       corporation. Treasure Mountain's by-laws provide    certificate of incorporation may give the board
                       that (i) no by-law adopted or amended by the        of directors the power to amend the by-laws.
                       stockholders shall be altered or repealed by the    Vyteris Holdings-Delaware's certificate of
                       board of directors and (ii) no by-law shall be      incorporation provides that the by-laws may be
                       adopted by the board of directors which shall       amended, altered or repealed, and new by-laws
                       require more than a majority of the voting          may be adopted, by the board of directors. The
                       shares for a quorum at a meeting of the             stockholders of Vyteris Holdings-Delaware also
                       stockholders, or more than a majority of the        have the power to adopt, amend or repeal the
                       votes cast to constitute action by the              by-laws.
                       stockholders, except where higher percentages
                       are required by law.


SPECIAL MEETING        Under Nevada law, meetings may be held in the       Under Delaware law, meetings may be held in the
OF STOCKHOLDERS        manner provided by the by-laws of the               manner provided by the certificate of
                       corporation, and unless otherwise provided in       incorporation or by-laws of the corporation.
                       the articles of incorporation or by-laws, may be    Vyteris Holdings-Delaware's by-laws provide that
                       called by the entire board of directors, any two    special meetings of the stockholders may be
                       directors, or the president. Treasure Mountain's    called by the President or the Board of
                       by-laws provide that special meetings of the        Directors.
                       stockholders may be called at any time by the
                       Chairman of the Board, the President, or by the
                       Board of Directors or in their absence or
                       disability by any Vice President or the
                       Secretary. In case of failure to call such
                       meeting within twenty days after a request, a
                       stockholder may call the same.


                                     TREASURE MOUNTAIN                              VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------

NOTICE OF              Under Nevada law, written notice of any meeting     Under Delaware law and Vyteris
STOCKHOLDER MEETINGS   of the stockholders must be given not less than     Holdings-Delaware's by-laws, written notice of
                       ten nor more than sixty days before the date of     any meeting of the stockholders must be given to
                       the meeting to each stockholder entitled to vote    each stockholder entitled to vote at the meeting
                       at the meeting. Under Treasure Mountain's           not less than ten nor more than sixty days
                       by-laws, written notice of any meeting must be      before the date of the meeting.
                       given not less than ten nor more than fifty days
                       before the date of the meeting to each holder of
                       Treasure Mountain Common Stock. Nevada law also
                       provides that the articles of incorporation or
                       by-laws may require that the notice be published
                       in one or more newspapers. Neither Treasure
                       Mountain's by-laws nor its articles of
                       incorporation contain such a requirement.


PROXY                  Under Nevada law, at any meeting of the             Under Delaware law, at any meeting of the
                       stockholders of a corporation, a stockholder may    stockholders of a corporation, a stockholder may
                       designate another person to act as a proxy. A       designate another person to act for such
                       proxy is effective only for a period of six         stockholder by proxy, but no such proxy shall be
                       months unless otherwise provided in the proxy.      voted or acted upon after three years from its
                       No proxy shall be valid for more than seven         date, unless the proxy provides for a longer
                       years. Treasure Mountain's by-laws provide that     period.
                       no proxy shall be valid unless executed in
                       writing by the stockholder himself or by an
                       authorized attorney.


PREEMPTIVE RIGHTS      Under Nevada law, absent an express provision in    Under Delaware law, absent express provision in a
                       a corporation's articles of incorporation, a        corporation's certificate of incorporation, a
                       stockholder of a corporation organized after        stockholder does not, by operation of law, possess
                       October 1, 1991 does not, by operation of law,      preemptive rights to subscribe to additional issuances
                       possess preemptive rights to subscribe to           of the corporation's stock. Vyteris Holdings-Delaware's
                       additional issuances of its stock. Treasure         certificate of incorporation does not provide that
                       Mountain was organized after 1991 and its           stockholders possess any preemptive right to subscribe
                       articles of incorporation do not address            to additional issuances of its capital stock.
                       preemptive rights.


                                     TREASURE MOUNTAIN                              VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                      ----------------------------

DIVIDENDS              Under Nevada law, the board of directors may        Under Delaware law, a corporation may pay
                       make distributions to stockholders, unless          dividends out of surplus or net profits for the
                       otherwise provided in the articles of               current or preceding fiscal year, provided that
                       incorporation. However, no distribution may be      the capital of the corporation is not less than
                       made if it would cause:                             the aggregate liquidation preference of the
                                                                           corporation's outstanding stock having a
                                                                           preference upon distribution of assets.
                       o the corporation to be unable to pay its debts
                       as they become due; or


                       o except as otherwise specifically allowed by the articles of incorporation, the corporation's assets to be less than the sum of its liabilities plus the amount that would be nedded, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential stockholders whose rights are superior to those receiving the distribution.


LIMITATION OF          Nevada law provides that a director or officer      Vyteris Holdings-Delaware's certificate of
PERSONAL LIABILITY OF  shall not be individually liable to the             incorporation provides that a director of
DIRECTORS AND          corporation or its stockholders or creditors for    Vyteris shall not be personally liable to its
OFFICERS               any damages as a result of any act or failure to    stockholders for monetary damages for breach of
                       act as a director or officer unless it is shown     fiduciary duty as a director; provided, however,
                       that his act or failure to act constitute a         that this provision shall not eliminate or limit
                       breach of fiduciary duty as a director or           the liability of a director to the extent that
                       officer and his breach of such duties involved      such elimination or limitation of liability is
                       intentional misconduct, fraud or a knowing          expressly prohibited by the Delaware General
                       violation of law. Treasure Mountain's articles      Corporation Law as in effect at the time of the
                       of incorporation provide that none of its           alleged breach of duty by such director.
                       directors or officers shall be personally liable
                       to it or any of its stockholders for acts and
                       omissions taking place in connection with their
                       activities in such capacities to the fullest
                       extent allowed by law.


                                     TREASURE MOUNTAIN                              VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------

INDEMNIFICATION        In accordance with Nevada law, Treasure             In accordance with Delaware law, Vyteris
OF OFFICERS AND        Mountain's by-laws provide that Treasure            Holdings-Delaware's by-laws provide that Vyteris
DIRECTORS              Mountain shall indemnify and hold harmless each     Holdings-Delaware shall indemnify, to the
                       person and his heirs and administrators who         fullest extent now or hereafter permitted by
                       shall serve at any time hereafter as a director     law, each director, officer and other persons
                       or officer of Treasure Mountain from and against    who Vyteris Holdings-Delaware is empowered to
                       any and all claims, judgments and liabilities to    indemnify (including each former director or
                       which such persons shall become subject by          officer) of Vyteris Holdings-Delaware who was or
                       reason of his having heretofore or hereafter        is made a party or witness in or is threatened
                       been a director or officer of the corporation,      to be made a party to or a witness in any
                       or by reason of any action alleged to have been     threatened, pending or completed action, suit or
                       taken by him as such director or officer, and       proceeding, whether civil, criminal,
                       shall reimburse each such person for all legal      administrative or investigative, by reason of
                       and other expenses reasonably incurred by him in    the fact that he is or was an authorized
                       connection with any such claim or liability;        representative of Vyteris Holdings-Delaware,
                       PROVIDED, HOWEVER, that no such person shall be     against all expenses (including attorneys' fees
                       indemnified against, or be reimbursed for, any      and disbursements), judgments, fines (including
                       expense incurred in connection with any claim or    excise taxes and penalties) and amounts paid in
                       liability arising out of his own negligence or      settlement actually and reasonably incurred by
                       willful misconduct.                                 him in connection with such action, suit or
                                                                           proceeding, if the person acted in good faith
                                                                           and in a manner the person reasonably believed
                                                                           to be in or not opposed to the best interests of
                                                                           the corporation, and, with respect to any
                                                                           criminal action or proceeding, had no reasonable
                                                                           cause to believe the person's conduct was
                                                                           unlawful.


                                     TREASURE MOUNTAIN                              VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------

APPRAISAL RIGHTS       Nevada law provides that stockholders have the      Delaware law provides that stockholders have the
                       right, in some circumstances, to dissent from       right, in some circumstances, to dissent from
                       certain corporate reorganizations and to instead    certain corporate reorganizations and to instead
                       demand payment of the fair cash value of their      demand payment of the fair cash value of their
                       shares.                                             shares.

                       Unless a corporation's articles of incorporation    Unless a corporation's articles of incorporation
                       provide otherwise, dissenters do not have rights    provide otherwise, dissenters do not have rights
                       of appraisal with respect to a merger or            of appraisal with respect to a merger or
                       consolidation by a corporation, if the shares of    consolidation by a corporation, if the shares of
                       the corporation are either:                         the corporation are either:

                       o listed on a national securities exchange,         o listed on a national securities exchange,

                       o designated as a national market system            o designated as a national market system
                       security on an interdealer quotation system by      security on an interdealer quotation system by
                       the National Association of Securities Dealers,     the National Association of Securities Dealers,
                       Inc., or                                            Inc., or

                       o held by at least 2,000 stockholders of record,    o held by at least 2,000 stockholders of record,

                       unless the stockholders receive in exchange for     unless the stockholders receive in exchange for
                       their shares anything other than cash, shares,      their shares anything other than cash in lieu of
                       or cash and shares. In each case, the shares        fractional shares, shares, or a combination of
                       must be of the surviving corporation or of          the foregoing. In each case, the shares must be
                       another corporation that is publicly listed or      of the surviving corporation or of another
                       held by more than 2,000 stockholders.               corporation that are publicly listed or held by
                                                                           more than 2,000 stockholders.
                       Stockholders of a corporation surviving a merger
                       do not have appraisal rights if no vote of the      Stockholders of a corporation surviving a merger
                       stockholders of the surviving corporation is        do not have appraisal rights if no vote of the
                       required to approve the merger.                     stockholders of the surviving corporation is
                                                                           required to approve the merger.



                                     TREASURE MOUNTAIN                              VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------

CERTAIN BUSINESS       Nevada law prohibits certain business               Section 203 of the Delaware General Corporation
COMBINATION            combinations between a corporation and an           Law provides that if a person acquires 15% or
RESTRICTIONS           "interested stockholder" (one beneficially          more of the voting stock of a Delaware
                       holding, directly or indirectly, at least 10% of    corporation such person is an "interested
                       the outstanding voting stock) for three years       stockholder" and may not engage in certain
                       after such person became an interested              "business combinations` with the corporation for
                       stockholder unless such interested stockholder,     a period of three years from the time such
                       prior to becoming an interested stockholder,        person acquired 15% or more of the corporation's
                       obtained the approval of the board of directors     voting stock. The statute contains certain
                       of either the business combination or the           exceptions to this prohibition. If, for example,
                       transaction that resulted in such person            the board of directors approves the acquisition
                       becoming an interested stockholder.                 of stock or the transaction prior to the time
                                                                           that the person becomes an interested
                       Nevada law will permit, however, business           stockholder, or if the interested stockholder
                       combinations that meet all requirements of the      acquires at least 85% of the voting stock of the
                       corporation's articles of incorporation and         corporation (excluding voting stock owned by
                       either:                                             directors who are also officers and certain
                                                                           employee stock plans) in one transaction, or if
                       o are approved by the board of directors before     the transaction is approved by the board of
                       the interested stockholder became an interested     directors and the affirmative vote of 2/3 of the
                       stockholder (or as to which the purchase of         holders of the outstanding voting stock which is
                       shares made by the interested stockholder had       not owned by the interested stockholder at a
                       been approved by the board of directors before      meeting of the stockholders, then the
                       the date of purchase),                              prohibition of a business combination is not
                                                                           applicable.
                       o are approved by the affirmative vote of the
                       holders of stock representing a majority of the     A Delaware corporation can elect in its
                       voting stock (excluding voting stock of the         certificate of incorporation or by- laws not to
                       interested stockholder and its affiliates and       be governed by Section 203. Vyteris
                       associates) at a meeting called for such purpose    Holdings-Delaware has not made that election.
                       no earlier than three years after the interested
                       stockholder became an interested stockholder, or


                                     TREASURE MOUNTAIN                              VYTERIS HOLDINGS-DELAWARE
                                -----------------------------                     ----------------------------

                       o the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfies certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

                       A corporation may expressly exclude itself from application of the foregoing business combination provisions of Nevada law. Treasure
                       Mountain has not done so.

CONSTITUENCY           Nevada law provides that in considering the         Delaware Law does not contain a similar
PROVISION              interests of the corporation in a possible          "constituency" provision.
                       acquisition, the directors and officers of the
                       corporation may consider the interests of the
                       corporation's employees, suppliers, creditors
                       and customers, the economy of the state and
                       nation, the interests of the community and of
                       society and the long- and short-term interests
                       of the corporation and its stockholders.

APPRAISAL RIGHTS AND PROCEDURES

        GENERAL

        Under Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporation Law, any holder of Treasure Mountain common stock who does not wish to become a stockholder of Vyteris Holdings - Delaware has the right to seek an appraisal of, and to be paid the fair value (exclusive of any element of value arising from the accomplishment or expectation of the reincorporation merger) for, his, her or its shares of Treasure Mountain common stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporation Law.

        Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporation Law for the complete procedure. Treasure Mountain will not give you any notice other than as described in this prospectus and as required by the Nevada General Corporation Law. A copy of Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporation Law is attached as Annex D to this proxy statement.

        Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporation Law require, among other things, the following:

        YOU MUST MAKE A WRITTEN DEMAND FOR APPRAISAL. You must deliver a written demand for appraisal to Treasure Mountain prior to the special meeting that has been called to vote on the proposed reincorporation merger.

        IF YOU VOTE FOR APPROVAL OF THE REINCORPORATION MERGER, YOUR APPRAISAL RIGHTS WILL TERMINATED. If you vote to approve the reincorporation proposal, your right to appraisal with respect to Treasure Mountain shares owned by you has terminated.

        STATUTORY PROVISIONS

        This discussion and APPENDIX D should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute.

        Under the Nevada dissenters' rights statute, you have the right to dissent from the reincorporation merger and demand payment of the fair value of your shares. If you elect to dissent, you must deliver to Treasure Mountain a written notice of dissent stating that you intend to demand payment for your shares if the Merger is consummated. This notice must be delivered to Treasure Mountain prior to the time that the vote is taken with respect to the proposed reincorporation merger. If you fail to comply with these requirements, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Nevada dissenters' rights statute is the value of the shares immediately before the effectuation of the proposed merger, excluding appreciation or depreciation in anticipation of the Merger unless exclusion would be inequitable.


        Within 10 days after the effective time of the Merger, the reincorporated company will give written notice of the effective date of the Merger by certified mail to each stockholder who filed a written notice of dissent. The notice will also state where demand for payment must be sent and where share certificates must be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on the reincorporated company for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

        Within 30 days after the receipt of the dissenters' demand for payment, the reincorporated company will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, the reincorporated company is required to mail to each dissenting stockholder a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

        Following receipt of payment for the shares, a dissenting stockholder, within 30 days, may send the reincorporated company notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to the reincorporated company's payment of fair value to such stockholder. This right is waived if the stockholder does not make written demand within 30 days of the reincorporated company's payment for the stockholders' shares.

        If a demand for payment remains unsettled, the reincorporated company will petition the court to determine fair value and accrued interest. If the reincorporated company fails to commence an action within 60 days following the receipt of the stockholder's demand, the reincorporated company will be obligated to pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

        All dissenting holders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment will include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against the reincorporated company if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

        If you are a holder of Treasure Mountain shares and you wish to seek dissenters' rights, you are urged to review the applicable Nevada statutes attached to this proxy statement as APPENDIX D.

        IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

SECURITIES ACT CONSEQUENCES

        The shares of Vyteris Holdings-Delaware common stock to be issued in exchange for shares of Vyteris Holdings-Delaware common stock are not being registered under the Securities Act of 1933, as amended. In that regard, Vyteris Holdings-Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

        After the reincorporation, Vyteris Holdings-Delaware will be a publicly-held company, Vyteris Holdings-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that Treasure Mountain has previously filed and provided. Stockholders whose common stock is freely tradable before the reincorporation will have freely tradable shares of Vyteris Holdings-Delaware common stock. Stockholders holding restricted shares of common stock or rights certificates relating thereto will have shares of Vyteris Holdings-Delaware common stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Vyteris Holdings-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Vyteris Holdings-Delaware common stock on the date they acquired their shares of Treasure Mountain common stock. In summary, Vyteris Holdings-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as were Treasure Mountain and its stockholders prior to the reincorporation.

                                  OTHER MATTERS

COSTS

        The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by regular employees of Treasure Mountain and its subsidiaries. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals, and Treasure Mountain Holdings will, upon request, reimburse them for the reasonable expense of doing so.

OTHER MATTERS TO BE PRESENTED

        The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the special meeting, to be presented at the special meeting for action by stockholders. However, if any other matters are properly brought before the special meeting or any adjournment thereof, it is intended that votes will be cast with respect to those matters, pursuant to the proxies, in accordance with the best judgment of the persons acting under the proxies.

STOCKHOLDER PROPOSALS

        If you wish to have a proposal included in Treasure Mountain Holdings' or Vyteris Holdings-Delaware's proxy statement and form of proxy for next year's annual meeting, the proposal must be received by the issuer at its principal executive offices on or before January 15, 2005. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. Further, proxies for next year's annual meeting will have discretionary authority to vote against any proposal not submitted prior to April 15, 2005. Stockholders interested in submitting a proposal are advised to contact knowledgeable counsel with regard to the requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.


                                          By Order of the Board of Directors,


________, 2004                            David DiGiacinto, Secretary

                                   APPENDIX A

                                 PLAN OF MERGER

                                     MERGING

                        TREASURE MOUNTAIN HOLDINGS, INC.
                             (A NEVADA CORPORATION)

                                      INTO

                             VYTERIS HOLDINGS, INC.
                            (A DELAWARE CORPORATION)

                                    RECITALS

        A. Treasure Mountain Holdings, Inc. ("Treasure Mountain") is a Nevada corporation. The current address of Treasure Mountain is 13-01 Pollitt Drive Fair Lawn, New Jersey 07410.

        B. Vyteris Holdings, Inc. ("Delaware Subsidiary") is a Delaware corporation and a wholly-owned subsidiary of Treasure Mountain. The current address of Delaware Subsidiary is 13-01 Pollitt Drive Fair Lawn, New Jersey 07410.

        C. In order to allow Treasure Mountain to be governed by the corporate laws of a state whose corporate laws are well-defined and well understood by investors, Treasure Mountain has organized Delaware Subsidiary for the purpose of effecting the merger of Treasure Mountain with and into Delaware Subsidiary (the "Reincorporation Merger") pursuant to the terms and subject to the conditions set forth herein. Delaware Subsidiary, a Delaware corporation, will survive the Reincorporation Merger.

        D. The parties to this Plan of Merger desire to merge into a single corporation pursuant to Section 253 of the General Corporation Law of Delaware (the "DGCL") and Section 92A.100 of the Nevada General Corporation Law (the "NGCL").

        E. On September 29, 2004, Treasure Mountain consummated the transactions contemplated by the Merger Agreement and Plan of Reorganization, dated as of July 8, 2004, as amended (the "First Merger Agreement"), by and among Treasure Mountain, a wholly-owned subsidiary of Treasure Mountain ("Vyteris Mergerco"), and Vyteris, Inc., a Delaware corporation (the "Company"). Pursuant to the First Merger Agreement:

        (i) Vyteris Mergerco merged with and into the Company (the "First Merger");

        (ii) the Company became a wholly-owned subsidiary of Treasure Mountain;

        (iii) each share of the Company' common stock, par value $.0001 per share ("Company Common Stock"), was automatically converted into the right to receive 4.19 (the "Conversion Number") shares of Treasure Mountain's common stock, par value $.001 per share ("Treasure Mountain Common Stock");

        (iv) each share of the Company's Series C Convertible Preferred Stock, par value $.0001 per share ("Company Series C Preferred Stock"), was automatically converted into the right to receive one share of Treasure Mountain's Series B Convertible Preferred Stock, par value $.001 per share ("Treasure Mountain Series B Preferred Stock"), each such share of Treasure Mountain Series B Preferred Stock being convertible into a number of shares of Treasure Mountain Common Stock equal to (a) the number of shares of Company Common Stock into which one share of Company Series C Preferred Stock was convertible immediately prior to the effective time of the First Merger (the "First Effective Time") multiplied by (b) the Conversion Number;

        (v) each warrant theretofore granted by the Company entitling its holder to purchase shares of Company Common Stock (an "Existing Warrant") was converted into the right to receive a warrant to purchase shares of Treasure Mountain Common Stock (a "New Warrant"), the terms of such New Warrant being identical to the terms of the corresponding Existing Warrant, except that (a) the number of shares of Treasure Mountain Common Stock covered by the New Warrant equals the number of shares of Company Common Stock covered by the Existing Warrant multiplied by the Conversion Number and (b) the exercise price of the New Warrant equals the exercise price set forth in the corresponding Existing Warrant divided by the Conversion Number; and

        (vi) each option theretofore granted by the Company entitling its holder to purchase shares of Company Common Stock (an "Existing Option") was converted into the right to receive an option to purchase shares of Treasure Mountain Common Stock (a "New Option"), the terms of such New Option being identical to the terms of the corresponding Existing Option, except that (a) the number of shares of Treasure Mountain Common Stock covered by the New Option equals the number of shares of Company Common Stock covered by the Existing Option multiplied by the Conversion Number and (b) the exercise price of the New Option equals the exercise price set forth in the corresponding Existing Option divided by the Conversion Number.

        F. As recognized in the First Merger Agreement, as of the First Effective Time, Treasure Mountain did not have a sufficient number of authorized but unissued shares of Treasure Mountain Common Stock to cover the number of shares of Treasure Mountain Common issuable pursuant to the First Merger and did not have any authorized shares of preferred stock. The First Merger Agreement provided that:

        (i) to the extent that a stockholder of the Company was entitled to receive shares of Treasure Mountain Common Stock upon consummation of the First Merger but there were not sufficient shares of authorized Treasure Mountain Common Stock to deliver to such stockholder (the number of shares of Treasure Mountain Common Stock which such stockholder was entitled to receive, but did not receive, being referred to herein as the "Shortfall Number"), such stockholder would receive a rights certificate (a "Common Rights Certificate") entitling such stockholder to receive, upon consummation of the Reincorporation Merger, a number of shares of Delaware Subsidiary common stock, par value $.0001 per share ("Delaware Subsidiary Common Stock") equal to ten percent of the Common Shortfall Number; and

        (ii) to the extent that a stockholder of the Company was entitled to receive shares of Treasure Mountain Series B Preferred Stock upon consummation of the First Merger, such stockholder would receive a rights certificate (a "Series B Rights Certificate" and together with the Common Rights Certificate, the "Rights Certificates") entitling such stockholder to receive, upon consummation of the Reincorporation Merger, a number of shares of Delaware Subsidiary Series B Convertible Preferred Stock, par value $.0001 per share ("Delaware Subsidiary Series B Preferred Stock"), equal to the number of shares of Company Series C Preferred Stock held by such stockholder immediately prior to the First Effective Time, each such share of Delaware Subsidiary Series B Preferred Stock being convertible into a number of shares of Delaware Subsidiary Common Stock equal to ten percent of the number of shares of Company Common Stock into which one share of Company Series C Preferred Stock was convertible immediately prior to the First Effective Time multiplied by the Conversion Number.

                              TERMS AND CONDITIONS

        1.      THE MERGER. At the Second Effective Time (as defined in Section
2), Treasure Mountain shall be merged (the "Reincorporation Merger") into Delaware Subsidiary. Delaware Subsidiary shall be the surviving corporation (herein as such called the "Surviving Corporation").

        2. SECOND EFFECTIVE TIME. The Merger shall become effective (the "Second Effective Time") at the close of business at such time as there shall have been filed both Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Merger and Ownership with the Secretary of State of the State of Delaware, such filing to occur promptly after the stockholder approval described in Section 3 is obtained.

        3. STOCKHOLDER APPROVAL. Subsequent to the approval of this Plan of Merger by the Board of Directors of Treasure Mountain, Treasure Mountain shall submit the Reincorporation Merger to its stockholders for their approval pursuant to Section 92A.120 of the NGCL.

Treasure Mountain, as the sole shareholder of Delaware Subsidiary, has approved this Plan of Merger and the Reincorporation Merger.

        4.      TERMS AND CONDITIONS. From and after the Second Effective Time:

                (a) The certificate of incorporation of Delaware Subsidiary as in effect immediately prior to the Second Effective Time shall be the certificate of incorporation of the Surviving Corporation until altered, amended or repealed in accordance with the provisions thereof, and of applicable law.

                (b) The bylaws of Delaware Subsidiary as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until altered, amended or repealed in accordance with the provisions thereof, and of applicable law.

                (c) The directors of Delaware Subsidiary shall continue in office as the directors of the Surviving Corporation until their respective terms have expired and until their successors shall have been elected and qualified or until their earlier death, resignation or removal.

                (d) The officers of Delaware Subsidiary shall continue in office as the officers of the Surviving Corporation until their successors shall have been elected or appointed or until their earlier death, resignation or removal.

        5. PRO RATA ISSUANCE OF STOCK. As more fully set forth in Sections 6 and 7, the shares of the Surviving Corporation shall be issued to the holders of the shares and Rights Certificates of Treasure Mountain on a pro rata basis.

        6. CONVERSION OF STOCK AND RIGHTS CERTIFICATES. At the Second Effective Time:

                (a) Each share of Treasure Mountain Common Stock issued and outstanding immediately prior to the Effective Time shall, without any action on the part of the holder thereof, become and be converted into one tenth of a share of Delaware Subsidiary Common Stock. The shares of Treasure Mountain Common Stock so converted shall cease to exist as such, and shall exist only as shares of Delaware Subsidiary Common Stock. Each share of Treasure Mountain Common Stock held in the treasury of Treasure Mountain, if any, shall be converted into one tenth of a validly issued share of Delaware Subsidiary Common Stock and shall continue to be held in the treasury of the Surviving Corporation.

                (b) Each holder of a Common Rights Certificate shall be entitled to receive, upon surrender of such certificate, the number of shares of Delaware Subsidiary Common Stock to which such holder is entitled pursuant to the terms of such Rights Certificate.

                (c) Each holder of a Series B Rights Certificate shall be entitled to receive, upon surrender of such certificate, the number of shares of Delaware Subsidiary Series B Preferred Stock to which such holder is entitled pursuant to the terms of such Rights Certificate.

                (d) Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Delaware Subsidiary capital stock shall be issued upon the surrender for exchange of certificates evidencing shares of Treasure Mountain Common Stock or Rights Certificates, no dividend or distribution with respect to Delaware Subsidiary capital stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Delaware Subsidiary. In lieu of the issuance of any such fractional share, Delaware Subsidiary shall pay to each former holder of Treasure Mountain Common Stock who otherwise would be entitled to receive a fractional share of Delaware Subsidiary Common Stock pursuant to the Reincorporation Merger (aggregating first all shares owned of record by such holder) an amount in cash representing $3.00 multiplied by such fraction.

                (e) The share of Delaware Subsidiary Common Stock issued and outstanding immediately prior to the Second Effective Time shall be canceled and retired and resume the status of an authorized and unissued share of Delaware Subsidiary Common Stock, and no shares of Delaware Subsidiary Common Stock or other securities of Delaware Subsidiary shall be issued in respect thereof.

        7. STATUS OF SECURITIES AFTER THE EFFECTIVE TIME. No exchange of certificates representing shares of Treasure Mountain Common Stock converted pursuant to Section 6 shall be required. From and after the Second Effective Time and until certificates representing such Treasure Mountain Common Stock are presented for exchange or registration of transfer, all such certificates shall be deemed for all purposes to represent the number of shares of Delaware Subsidiary Common Stock into which they were so converted. After the Second Effective Time, whenever certificates which formerly represented shares of Treasure Mountain Common Stock are presented for exchange or registration of transfer, the Surviving Corporation shall cause to be issued in respect thereof, certificates representing a number of shares of Delaware Subsidiary Common Stock equal to ten percent of the number of shares of Treasure Mountain Common Stock represented by the certificate so presented, together with cash in lieu of fractional shares.

        8.      NEW WARRANTS AND NEW OPTIONS; STOCK INCENTIVE PLAN.

                (a) NEW WARRANTS. At the Second Time, each New Warrant entitling its holder to purchase shares of Treasure Mountain Common Stock shall be converted into the right to receive a warrant to purchase shares of Delaware Subsidiary Common Stock (a "Delaware Subsidiary Warrant"), the terms of such Delaware Subsidiary Warrant being identical to the terms of the corresponding New Warrant and Existing Warrant, except that (a) the number of shares of Delaware Subsidiary Common Stock covered by the Delaware Subsidiary Warrant shall equal ten percent of the number of shares of Treasure Mountain Common Stock covered by the New Warrant (rounded up to the nearest whole share) and (b) the exercise price of the Delaware Subsidiary Warrant shall equal ten times the exercise price of the corresponding New Warrant (rounded down to the nearest penny).

                (b) NEW OPTIONS. At the Second Time, each New Option entitling its holder to purchase shares of Treasure Mountain Common Stock shall be converted into the right to receive an option to purchase shares of Delaware Subsidiary Common Stock (a "Delaware Subsidiary

Option"), the terms of such Delaware Subsidiary Option being identical to the terms of the corresponding New Option and Existing Option, except that (a) the number of shares of Delaware Subsidiary Common Stock covered by the Delaware Subsidiary Option shall equal ten percent of the number of shares of Treasure Mountain Common Stock covered by the New Option (rounded up to the nearest whole share) and (b) the exercise price of the Delaware Subsidiary Option shall equal ten times the exercise price of the corresponding New Option (rounded down to the nearest penny).

                (c) PLANS. At the Second Effective Time, the Surviving Corporation shall automatically and without further action on its part adopt and assume the rights and obligations of Treasure Mountain with respect to the New Warrants and New Options, which rights and obligations shall be identical to the rights and obligations of Vyteris with respect to the Existing Warrants and Existing Options (the plans and agreements pursuant to which the Existing Warrants and Existing Options were granted being hereinafter referred to as the "Plans"). At the Second Effective Time, the Surviving Corporation shall automatically and without further action on its part adopt and assume the rights and obligations of Vyteris under the stock purchase agreements granted by Vyteris pursuant to the Vyteris, Inc. 2001 Stock Option Plan. The Plans shall thereafter apply only to shares of Delaware Subsidiary Common Stock. Approval of the Reincorporation Merger by the stockholders of Treasure Mountain shall be deemed to be approval of the Plans by the initial sole stockholder of the Surviving Corporation.

        9. TERMINATION AND AMENDMENT. Notwithstanding stockholder approval of the Reincorporation Merger, this Plan of Merger may be terminated and abandoned by the board of directors of either Treasure Mountain or Delaware Subsidiary at any time prior to the Second Effective Time. The Boards of Directors of Treasure Mountain and Delaware Subsidiary may amend this Plan of Merger at any time prior to the Effective Time in the manner and to the extent permitted by applicable law.

        10. STATUTORY FILINGS. Subject to the terms and conditions herein provided, Articles of Merger, complying with the applicable provisions of the NGCL, and a Certificate of Ownership and Merger, complying with the applicable provisions of the DGCL, shall be duly executed and filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, respectively. Upon the Second Effective Time:

                (a) Delaware Subsidiary shall be deemed to have appointed the Secretary of State of the State of Nevada as its agent for service of process in a proceeding to enforce any obligation which accrued before the Reincorporation Merger became effective or the rights of any dissenting owners of Treasure Mountain. Service of such process must be made by personally delivering to and leaving with the Secretary of State of the State of Nevada duplicate copies of the process and the payment of a fee of $100 for accepting and transmitting the process. The Secretary of State of the State of Nevada shall forthwith send by registered or certified mail one of the copies to Delaware Subsidiary at 13-01 Pollitt Drive Fair Lawn, New Jersey 07410.

                (b) Delaware Subsidiary agrees that it will promptly pay to the dissenting owners of Treasure Mountain the amount, if any, to which they are entitled under or created pursuant to NRS 92A.300 to 92A.500, inclusive.

        11. CONDITIONS TO MERGER. Consummation of the Reincorporation Merger is subject to the satisfaction of the following conditions on or before the Second Effective Time:

                (a) The Board of Directors of each of Delaware Subsidiary and Treasure Mountain shall have approved this Plan of Merger; and

                (b) The Merger shall have received the requisite approval of the stockholders of Treasure Mountain and Delaware.

        12. FURTHER ASSURANCES. Treasure Mountain shall at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors or assigns, execute and deliver, or cause to be executed and delivered, in the name of Treasure Mountain by its last acting officers, or by the corresponding officers of Delaware Subsidiary, all such conveyances, assignments, transfers, deeds or other instruments, and shall take or cause to be taken such further action as the Surviving Corporation, its successors and assigns, may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all of the property, rights, privileges, powers, immunities, franchises and interests of Treasure Mountain and otherwise to carry out the intent and purposes of the Merger.

        IN WITNESS WHEREOF, this Plan of Merger has been agreed upon by the parties hereto, subject to such approvals as are required by law.


                                      TREASURE MOUNTAIN HOLDINGS, INC.


                                      By: _________________________


                                      VYTERIS HOLDINGS, INC.


                                      By: ____________________________

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                             VYTERIS HOLDINGS, INC.

        FIRST: The name of the Corporation is: Vyteris Holdings, Inc.

        SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the registered agent as such address is Corporation Service Corporation.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Hundred and Fifty Million (150,000,000) shares divided as follows: (i) One Hundred Million (100,000,000) shares of Common Stock, $.0001 par value per share ("Common Stock"), and (ii) Fifty Million (50,000,000) shares of Preferred Stock, $.0001 par value per share ("Preferred Stock"). Of such fifty million shares of Preferred Stock, 7,500,000 shares shall be designated as "Series B Convertible Preferred Stock" and shall have the terms set forth in Section 2 of this Article FOURTH. With respect to all shares of Preferred Stock other than the Series B Convertible Preferred Stock (such other shares, the "Remaining Shares of Preferred Stock"), the Board of Directors shall have the authority by resolution or resolutions to fix all of the powers, preferences and rights, and the qualifications, limitations and restrictions of the Remaining Shares of Preferred Stock permitted by the Delaware General Corporation Law and to divide the Remaining Shares of Preferred Stock into one or more series and/or classes and designate all of the powers, preferences and rights, and the qualifications, limitations and restrictions of each series and class permitted by the Delaware General Corporation Law.

        1. The Corporation has intentionally omitted any reference to a series of Preferred Stock referred to as Series A Preferred Stock.

        2. There is hereby created a series of Series B Convertible Redeemable Preferred Stock, par value $0.0001 per share, of the Corporation (the "Series B Preferred Stock"). The voting powers, designations, preferences and relative, participating, optional and other special rights of, and qualifications, limitations and restrictions of, the shares of such Series B Preferred Stock are as follows:

                2.1     DESIGNATION AND RANK

                        2.1.1 DESIGNATION. The number of authorized shares constituting the Series B Preferred Stock is 7,500,000 shares. The Series B Preferred Stock will have relative rights and preferences to all other classes and series of the capital stock of the Corporation as set forth herein.

                        2.1.2   RANK.

                                (a)     With respect to the payment of dividends
and other distributions on the capital stock of the Corporation, including the distribution of the assets of the Corporation upon liquidation, the Series B Preferred Stock shall rank: (i) senior to the Common Stock, (ii) senior to each other class or series of stock of the Corporation that by its terms ranks junior to the Series B Preferred Stock as to payment of dividends, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock of the Corporation that by its terms ranks on a parity with the Series B Preferred Stock as to payment of dividends whether such series and classes are now existing or created in the future and
(iv) junior to each other class or series of stock of the Corporation that by its terms ranks senior to the Series B Preferred Stock as to payment of dividends, whether such series and classes are now existing or are created in the future. With respect to dividend rights, all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity are collectively referred to herein as "Series B Parity Dividend Securities".

                                (b)     With respect to the distribution of
assets upon liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) senior to the Common Stock, (ii) senior to each other class or series of stock of the Corporation that by its terms ranks junior to the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, whether such series and classes are now existing or are created in the future, (iii) on a parity with each other class or series of stock of the Corporation which by its terms ranks on a parity with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation whether such series and classes are now existing or created in the future, and (iv) junior to each other class or series of stock of the Corporation which by its terms ranks senior to the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether such series and classes are now existing or are created in the future. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks on parity are collectively referred to herein as "Series B Parity Liquidation Securities".

                2.2     DIVIDEND RIGHTS

                        2.2.1 DIVIDEND. The holders of the Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors. Dividends may be paid in cash and/or in shares of Common Stock, as determined, in good faith, by the Board of Directors, and, if paid in shares of Common Stock, such shares will be valued in good faith by the Board of Directors. No dividends shall accrue or cumulate unless so declared by the Board of Directors. No dividends or distributions, in cash, securities or other property, shall be declared or paid or set apart for payment on any class or series of stock that are junior to or on parity with the Series B Preferred Stock, unless such dividend or distribution is likewise declared, paid or set apart for payment on the Series B Preferred Stock (a) in an amount equal to the dividend or distribution that would be payable if the Series B Preferred Stock were converted into Common Stock on the date of payment, declaration or distribution, if the dividend or distribution is on Common Stock or (b) at a rate proportionate to the relative per share stated values of the Series B Preferred Stock and the recipient class or series of stock, if the recipient class or series is other than Common Stock.

                        2.2.2 RATE; OTHER TERMS. Subject to Section 2.2.3 hereof, each holder of Series B. Preferred Stock, in preference and priority to the holders of all other classes of stock then outstanding that are junior to the Series B Stock, shall be entitled to receive, with respect to each share of Series B Preferred Stock then outstanding and held by such holder, dividends, at the rate of eight percent (8%) per annum of the then applicable Redemption Price (the "Series B Preferred Dividends"). The Series B Preferred Dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of January, April, July and October in each year.

                        2.2.3 RATABLE PAYMENT. If the assets of the Corporation are insufficient to pay in full any Series B Preferred Dividend, such assets of the Corporation shall be paid to the holders of the Series B Preferred ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

                2.3     LIQUIDATION RIGHTS

                        2.3.1 LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution, winding-up of affairs of the Corporation or other similar event (each, a "Liquidity Event"), before any distribution is made on any junior class of capital stock of the Corporation, the holders of shares of Series B Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, an amount equal to one dollar ($1.00) per share (adjusted for stock splits or combinations of the Series B Preferred Stock, stock dividends paid in and on Series B Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series B Preferred Stock), plus any unpaid dividends declared on the Series B Preferred Stock, if any (the "Liquidation Amount"). After payment of the Liquidation Preference, the Series B Preferred Stock will participate with the Common Stock on an as-converted basis on distributions in excess of the Liquidation Amount.

                        2.3.2 PRO RATA DISTRIBUTION. If, upon distribution of the Corporation's assets in liquidation, dissolution, winding-up or other similar event, the net assets of the Corporation available to be distributed among the holders of shares of the Series B Preferred Stock and the holders of shares of any Series B Parity Liquidation Securities are insufficient to permit payment in full of the Liquidation Amount to such holders, then the entire assets of the Corporation available for distribution shall be distributed among the holders of shares of the Series B Preferred Stock and the holders of shares of the Series B Parity Liquidation Securities ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

                        2.3.3 PRIORITY. All of the preferential amounts to be paid to the holders of the Series B Preferred Stock and the holders of the Series B Parity Liquidation Securities as to distributions upon liquidation shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the Common Stock or any other class or series of capital stock of the Corporation ranking, by their terms, junior to the Series B Preferred Stock and the Series B Parity Liquidation Securities.

                        2.3.4 MERGER, CONSOLIDATION OR REORGANIZATION. For purposes of this Section 2.3, upon the election of holders of a majority of the Series B Preferred Stock, a Liquidity Event shall be deemed to be occasioned by or include: a merger, consolidation or reorganization of the Corporation into or with another entity through one or a series of related transactions, in which the stockholders of the Corporation immediately prior to the consummation of such transaction shall own less than 50% of the voting securities of the surviving company or a sale, transfer or lease (but not including a transfer by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Corporation (any of the foregoing transactions shall be called an "Extraordinary Transaction" herein); provided, however, that the merger of Treasure Mountain Holdings, Inc., a Nevada corporation, with and into the Corporation shall not constitute an Extraordinary Transaction

                2.4     CONVERSION RIGHTS

                        2.4.1 CONVERSION OF SERIES B PREFERRED STOCK INTO COMMON STOCK. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the principal office of the Corporation or any transfer agent for the Series B Preferred Stock into such number of fully-paid and nonassessable shares of Common Stock as determined by dividing $1.00 by the Preferred Stock Conversion Price. The Preferred Stock Conversion Price shall initially be as follows, subject to adjustment as provided herein (the "Preferred Stock Conversion Price"): (i) $9.546539 per share, if converted during the period commencing on March 31, 2004 and ending eighteen months thereafter, (ii) $7.159904 per share, if converted during the following eighteen month period, or
(iii) $3.579952 if converted at any time thereafter.

                        2.4.2 MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Price. Before any holder of Series B Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he or she shall surrender the certificate or certificates thereof, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Corporation at such office of the election to convert the same. The Corporation shall, as soon as reasonably practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he or she shall be entitled as aforesaid and a check payable to the holder (or cash) in the amount of any amount payable as the result of a conversion into fractional shares of Common Stock. Except as set forth in Section 2.4.1 hereof, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                        2.4.3 REORGANIZATION. In the event of (i) any capital reorganization or any reclassification of the Common Stock (other than as a result of a stock dividend, a subdivision or combination of shares subject to
Section 2.4.4 hereof or any Extraordinary Transaction), or (ii) the merger, consolidation or reorganization of the Corporation into or with another entity through one or a series of related transactions that is not an Extraordinary Transaction, the holders of the Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to such event, upon conversion of the Series B Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series B Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series B Preferred Stock were convertible immediately prior to such event, and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series B Preferred Stock. Any adjustment made pursuant to this Section 2.4.3 shall become effective at the time as which such event becomes effective.

                        2.4.4 ADJUSTMENT OF CONVERSION PRICE FOR SUBDIVISIONS, COMBINATIONS OR CONSOLIDATIONS OF COMMON STOCK. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividend, or other like occurrence) into a greater number of shares of Common Stock, and no equivalent subdivision or increase is made with respect to the Series B Preferred Stock, the Series B Conversion Price then in effect for the Series B Preferred Stock shall, concurrently with the effectiveness of such subdivision or increase, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated into a lesser number of shares of Common Stock, and no equivalent combination or consolidation is made with. respect to the Series B Preferred Stock, the Series B Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Notwithstanding the foregoing, no adjustment will be made pursuant to this Section 2.4.4 with respect to any capital reorganization or reclassification with respect to which an adjustment is made under Section 2.4.3 hereof.

                        2.4.5 RESERVE. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, use its commercially best efforts to increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

                        2.4.6 NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 2.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

                        2.4.7 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 2.4, the Corporation at its expense shall promptly compute such adjustment or readjustment of the Series B Conversion Price in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Series B Conversion Price in effect immediately prior to such adjustment or readjustment, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or caused to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments since the original date of issue of any shares of the Series B Preferred Stock and (ii) the Series B Conversion Price then in effect.

                        2.4.8 ISSUE TAXES. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock upon conversion of the Series B Preferred Stock pursuant hereto; PROVIDED, HOWEVER, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                2.5     VOTING RIGHTS

                        2.5.1 GENERAL. The holders of shares of Series B Preferred Stock shall vote together with the holders of shares of Common Stock as a single class on all matters to be voted on or consented to by the stockholders of the Corporation, except as otherwise required under the General Corporation Law of the State of Delaware (the "GCL"). With respect to any such vote or consent, each holder of Series B Preferred Stock shall be entitled to the number of votes that such holder would have if the Series B Preferred Stock held by such holder were converted into Common Stock in accordance with Section
2.4 hereof on the record date for determination of holders of Common Stock entitled to participate in such vote or action by consent.

                        2.5.2 STOCKHOLDER APPROVALS. So long as any shares of the Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by the GCL or this Certificate of Incorporation and in addition to any other vote that may be required by the GCL, without the prior approval of the holders of a majority of the outstanding shares of Series B Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose, the Corporation will not:

                        (i) authorize or issue any equity security, having any preference over or being on parity with the Series B Preferred Stock with respect to dividend or liquidation preference (or create any obligation or security convertible into or exchangeable for, or having any option right to purchase, any such equity security having any preference over or being on a parity with the Series B Preferred Stock with respect to dividend or liquidation preferences);

                        (ii) increase the number of authorized shares of Series B Preferred Stock; or

                        (iii) amend, alter or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would adversely alter or change in any material respect the rights, preferences or privileges of the Series B Preferred Stock; PROVIDED, HOWEVER, that any approval of any action set forth in this subsection 2.5.2 shall not be unreasonably withheld or delayed.

                2.6     REDEMPTION

                        2.6.1   REDEMPTION.

                        (a) Subject to Section 2.6.3(b) hereof, the Corporation shall, during the period commencing one year after the date the Corporation first receives revenue relating to the commercial sale of the Corporation's lidocaine delivery system ("LidoSite") and ending one year thereafter (the "Initial Redemption Period"), redeem an amount of Series B Preferred Stock (based on the then applicable Redemption Price) equal to five percent (5%) of the gross profits (as calculated in accordance with generally accepted accounting principles and certified as correct by the Corporation's Chief Executive Officer and Chief Financial Officer) received by the Corporation from the sale of LidoSite. Subject to Section 2.6.3(b) hereof, commencing on the day after the termination of the Initial Redemption Period, the Corporation shall redeem an amount of Series B Preferred Stock (based on the then applicable Redemption Price) equal to 10% of the gross profits (as calculated in accordance with generally accepted accounting principles and certified as correct by the Corporation's Chief Executive Officer and Chief Financial Officer) received by the Corporation from the sale of LidoSite. Redemptions pursuant to this Section
2.6.1 shall be made on a quarterly basis not later than sixty (60) days following the end of each quarterly period. The holders of a majority of the Series B Preferred Stock may, one time per year, send written notice to the Corporation requesting an independent verification of the amount of prior redemption payments. In such event, the Corporation will hire an independent accounting firm, acceptable to such holders, for the purpose of calculating the amount due with respect to such prior redemption payments and issuing a report on its findings to all holders of Series B Preferred Stock. Following receipt of such a report, if holders of a majority of the Series B Preferred Stock issue to the Corporation a written claim for unpaid prior redemption amounts, such claim will be resolved by a commercially reasonable binding arbitration process at the expense of the Corporation.

                        (b) The redemption price shall be an amount equal to $1.00 per share of Series B Stock (adjusted for stock splits or combinations of the Series B Preferred Stock, stock dividends paid in and on Series B Preferred Stock, or recapitalizations or any other similar transactions that have the effect of increasing or decreasing the number of shares represented by each outstanding share of Series B Preferred Stock) plus an amount equal to accrued but unpaid dividends thereon, if any (the "Redemption Price").

                        2.6.2 CANCELLATION OF SHARES UPON REDEMPTION. Any shares of the Series B Preferred Stock redeemed pursuant to this Section 2.6 shall be permanently canceled and shall not, under any circumstances, be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized shares of the Series B Preferred Stock accordingly.

                        2.6.3   RIGHTS AFTER REDEMPTION; INSUFFICIENT FUNDS.

                        (a) From and after each Redemption Date, unless the Corporation shall have failed to make payment of the Redemption Price, all rights of the holders of shares of the Series B Preferred Stock designated for redemption (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                        (b) If the funds of the Corporation legally available for redemption of the Series B Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of the Series B Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of the Series B Preferred Stock receives the same percentage of the applicable Redemption Price. The Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the Series B Preferred Stock, such funds shall immediately be used to redeem the balance of the shares that the Corporation has become obligated to redeem on any Redemption Date but that it has not redeemed.

                2.7     MISCELLANEOUS

                        2.7.1 HEADINGS OF SUBDIVISIONS. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                        2.7.2 SEVERABILITY OF PROVISIONS. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this
Section 2 of Article FOURTH which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

        FIFTH: The name and mailing address of the incorporator are: Mark A. Dorfman, Lowenstein Sandler PC, 165 Livingston Avenue, Roseland, New Jersey 07068.

        SIXTH: The Corporation is to have perpetual existence.

        SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

        EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in any statute) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors of the Corporation or in the by-laws of the Corporation. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

        NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        TENTH: The Corporation shall indemnify, to the fullest extent now or hereafter permitted by law, each director, officer or other authorized representative of the Corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an authorized representative of the Corporation, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

        A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; PROVIDED, HOWEVER, that this provision shall not eliminate or limit the liability of a director to the extent that such elimination or limitation is expressly prohibited by the Delaware General Corporation Law as in effect at the time of the alleged breach of duty by such director.

        Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection existing at the time of such repeal or modification to which any person may be entitled under this Article. The rights conferred by this Article shall not be exclusive of any other right which the Corporation may now or hereafter grant, or any person may have or hereafter acquire, under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise. The rights conferred by this Article shall continue as to any person who shall have ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

        For the purposes of this Article, by term "authorized representative" shall mean a director, officer, employee or agent of the Corporation or of any subsidiary of the Corporation, or a trustee, custodian, administrator, committeeman or fiduciary of any employee benefit plan established and maintained by the Corporation or by any subsidiary of the Corporation, or a person who is or was serving another Corporation, partnership, joint venture, trust or other enterprise in any of the foregoing capacities at the request of the Corporation.

        THE UNDERSIGNED, being the incorporator named above, for the purposes of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly, have hereunto set my hand this 19th day of October, 2004.



                                        /s/ Mark A. Dorfman
                                        ----------------------------------------
                                        Mark A. Dorfman, Incorporator

                                   APPENDIX C

                             VYTERIS HOLDINGS, INC.
                             2004 STOCK OPTION PLAN

                                    ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

          1.01 PURPOSE. The purpose of the Vyteris Holdings, Inc. 2004
Stock Option Plan (hereinafter referred to as the "Plan") is to assist the Company (as defined below) in attracting and retaining highly competent employees and to act as an incentive in motivating selected officers and other employees of the Company and its subsidiaries, and directors and consultants of the Company and its subsidiaries, to achieve long-term corporate objectives. The purpose also is to provide for options initially granted by Vyteris, Inc. ("Vyteris"), assumed by Treasure Mountain Holdings, Inc. ("Treasure Mountain") pursuant to the Merger Agreement and Plan of Reorganization, dated as of July 8, 2004, as amended, by and among Treasure Mountain, a subsidiary of Treasure Mountain and Vyteris, and subsequently assumed by the Company pursuant to the Plan of Merger adopted by the Company and Treasure Mountain.

        1.02 ADOPTION AND TERM. The Plan has been approved by the Board of Directors and sole shareholder of the Company. The Plan is effective from the date approved by the sole shareholder of the Company (the "Effective Date") and shall remain in effect until terminated by action of the Board; PROVIDED, HOWEVER, that no Option (as defined below) or Stock Purchase Right (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date.

                                   ARTICLE II

                                   DEFINITIONS

          For the purpose of this Plan, the following capitalized terms shall have the following meanings:

        2.01 APPLICABLE LAWS means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        2.02 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Option Agreement or Restricted Stock Purchase Agreement upon the Participant's death.

        2.03 BOARD means the Board of Directors of the Company.

        2.04 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section

        2.05 COMMITTEE means the Committee defined in Section 3.01.

        2.06 COMPANY means Vyteris Holdings, Inc., a Delaware corporation, and its successors.

        2.07 COMMON STOCK means Common Stock of the Company, par value $.0001 per share.

        2.08 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Option or Stock Purchase Right, which shall not be earlier than the date on which the Committee approves the granting of such Option or Stock Purchase Right; provided, however, with respect to Options or Grant Rights issued to replace options or Stock Purchase Rights which initially were granted by Vyteris and subsequently assumed by Treasure Mountain and the Company, the DATE OF GRANT as provided for in the Vyteris, Inc. 2001 Stock Option Plan (the "PREDECESSOR PLAN")

        2.09 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        2.10 FAIR MARKET VALUE means, as of any applicable date, the fair market value of the Common Stock as determined by the Board based upon such evidence as it may think necessary or desirable.

        2.11 INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

        2.12 MERGER means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

        2.13 NONSTATUTORY STOCK OPTION means a stock option which is not an Incentive Stock Option.

        2.14 OPTION AGREEMENT means a written agreement between the Company and a Participant, specifically setting forth the terms and conditions of an Option granted under the Plan, substantially in the form of EXHIBIT A attached hereto or such other form as shall be determined from time to time by the Committee; provided, however, that with respect to options granted by Vyteris, the term OPTION AGREEMENT shall mean the option agreement entered into by the applicable optionee with Vyteris, as it may be supplemented by the Company.

        2.15 OPTION PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

        2.16 OPTION TERM means, with respect to an Option, the period of time set forth in the Option Agreement during which the Option may be exercised.

        2.17 OPTIONS means all Nonstatutory Stock Options and Incentive Stock Options granted at any time under the Plan or the Predecessor Plan.

        2.18 PARTICIPANT means a person designated to receive an Option or Stock Purchase Right under the Plan in accordance with Section 4.03 or a person designated to receive an option or stock purchase right pursuant to the predecessor Plan.

        2.19 PLAN means the Vyteris Holdings, Inc. 2004 Stock Option Plan as described herein, as the same may be amended from time to time.

        2.20 RESTRICTED STOCK means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Article V of the Plan or shares of Vyteris' common stock acquired pursuant to a grant of stock purchase rights under Article V of the Predecessor Plan.

        2.21 RESTRICTED STOCK PURCHASE AGREEMENT means a written agreement between the Company and an Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right; provided, however, that with respect to stock purchase rights granted by Vyteris, the term RESTRICTED STOCK PURCHASE AGREEMENT shall mean the restricted stock purchase agreement entered into by the applicable optionee with Vyteris, as it may be supplemented by the Company Each Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and shall be substantially in the form of EXHIBIT B attached hereto or such other form as shall be determined from time to time by the Committee.

        2.22 STOCK PURCHASE RIGHT means the right to purchase Common Stock pursuant to Article V of the Plan, as evidenced by a notice of grant included within the applicable Restricted Stock Purchase Agreement (the "Notice of Grant") or, if applicable, a right to purchase Vyteris' common stock pursuant to
Article V of the Predecessor Plan.

        2.23 TEN PERCENT SHAREHOLDER means any individual who, at the time an Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company.

                                   ARTICLE III

                                 ADMINISTRATION

        The Plan shall be administered by the Board or, in the discretion of the Board, by a committee of the Board (the "Committee") comprised of at least two persons. The Committee or Board shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Board or Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the plan, to impose such conditions and restrictions on Options and Stock Purchase Rights as it determines appropriate, and to take such steps in connection with the Plan and Options and Stock Purchase Rights granted hereunder as it may deem necessary or advisable. The Board or Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In the event of such delegation of authority or exercise of authority by the Board or Committee, references in the Plan to the Committee shall be deemed to refer to the delegate of the Board or the Committee as the case may be. For purposes of this Plan, references to the Committee shall be deemed references to the Board to the extent that the Board has not appointed a Committee to administer the Plan.

                                   ARTICLE IV

                            SHARES AND PARTICIPATION

        4.01 NUMBER OF SHARES ISSUABLE. The total number of shares initially authorized to be issued under the Plan shall be 2,901,902 shares of Common Stock. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 7.06. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company,

        4.02 SHARES SUBJECT TO TERMINATED OPTIONS AND STOCK PURCHASE RIGHTS. Common Stock covered by any unexercised portions of terminated Options and Stock Purchase Rights (including canceled Options and Stock Purchase Rights) granted under Articles V and VI of the Plan or the Predecessor Plan and Common Stock subject to any Options and Stock Purchase Rights which are otherwise surrendered by a Participant may again be subject to new Options and Stock Purchase Rights under the Plan.

        4.03 PARTICIPATION. Participants in the Plan shall be such consultants, directors, officers and other employees of the Company and its subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Options, Stock Purchase Rights or grants in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Options and Stock Purchase Rights.

                                    ARTICLE V

                              STOCK PURCHASE RIGHTS

        5.01 RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Restricted Stock Purchase Agreement, of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase and the price to be paid for such shares. The offer shall be accepted by execution of the Restricted Stock Purchase Agreement.

        5.02 REPURCHASE OPTION. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or "Permanent Disability" (as defined in Section 6.03)). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee. In the event that the Restricted Stock Purchase Agreement does not provide for a lapsing schedule, the restrictions shall lapse as to (a) one third of the shares subject to the Restricted Stock Purchase Agreement on the first anniversary of the grant of the Stock Purchase Right, (b) one third of the shares subject to the Restricted Stock Purchase Agreement on the second anniversary of the grant of the Stock Purchase Right and
(c) one third of the shares subject to the Restricted Stock Purchase Agreement on the third anniversary of the grant of the Stock Purchase Right.

        5.03 OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

        5.04 RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised; PROVIDED, HOWEVER, that Participants are entitled to share adjustments to reflect capital changes under
Section 7.06.

                                   ARTICLE VI

                                  STOCK OPTIONS

        6.01    OPTION AWARDS.

                (A) GENERAL. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Option Agreement.

                (B) PURCHASE PRICE OF OPTIONS. The Option Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; PROVIDED, HOWEVER, that (i) with respect to Incentive Stock Options, the Option Price per share shall in all cases be equal to or greater than the Fair Market Value of a share of Common Stock on the Date of Grant as required under Section 422 of the Code, and (ii) with respect to any Incentive Stock Option granted to any Ten Percent Shareholder, the Option Price per share shall in all cases be equal to or greater than 110 percent of the Fair Market Value of a share of Common Stock on the Date of Grant as required under Section 422 of the Code.

                (C) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Nonstatutory Stock Option.

                (D) INCENTIVE STOCK OPTION LIMITATIONS. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) unless the Participant is an employee of the Company or its Subsidiaries. An individual shall not cease to be an employee in the case of (i) any leave of absence approved by the Company or
(ii) transfers between locations of the Company or between the Company and its subsidiaries. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                (E) RIGHTS AS A SHAREHOLDER. A Participant or a transferee of an Option pursuant to Section 7.04 shall have no rights as a shareholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; PROVIDED, HOWEVER, that Participants are entitled to share adjustments to reflect capital changes under Section 7.06.

                (F) VESTING. In the event that an Option Agreement does not provide for a vesting schedule, the Options covered thereby shall become exercisable as to (a) one third of the shares subject to the Option Agreement on the first anniversary of the grant of the Option, (b) one third of the shares subject to the Option on the second anniversary of the grant of the Option and
(c) one third of the shares subject to the Option on the third anniversary of the grant of the Option.

        6.02    TERMS OF STOCK OPTIONS.

                (A) CONDITIONS ON EXERCISE. An Option Agreement with respect to Options may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee as of the Date of Grant.

                (B) DURATION OF OPTIONS. Options shall terminate after the first to occur of the following events:

                        (i) Expiration of the Option as provided in the Option Agreement;

                        (ii) Termination of the Option as provided in Section 6.03, following the Participant's termination of employment; or

                        (iii) Ten years from the Date of Grant (five years from the Date of Grant in the case of any Incentive Stock Option granted to a Ten Percent Shareholder).

                (C) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement.

                (D) EXTENSION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit any Option granted under this Plan to be exercised after its expiration date, subject, however, to the limitation described in Section 6.02(b)(iii).

        6.03    EXERCISE OF OPTIONS UPON TERMINATION OF EMPLOYMENT.

                (A) GENERAL. In the event of the termination of employment of the Participant by the Participant or the Company and its subsidiaries for any reason whatsoever other than death, Permanent Disability (as defined in Section 6.03(b)) or retirement after attainment of age 65, (i) any Options that were not vested prior to the date of such termination of employment shall terminate on such date and (ii) any Options that were vested prior to the date of such termination of employment (and which were not previously exercised) shall terminate on the ninetieth (90th) day following the date of such termination of employment or the last day of the Option Term, whichever is earlier.

                (b) DEATH, PERMANENT DISABILITY OR RETIREMENT. In the event of the termination of the employment of the Participant by reason of death, Permanent Disability or retirement after attainment of age 65, any Options that were vested prior to the date of such termination (and which were not previously exercised), together with any other Options designated by the Committee, shall terminate on the earlier of (i) the first anniversary of the date of such termination and (ii) the last day of the Option Term. Any Options that were not vested prior to the date of such termination and do not become vested pursuant to the immediately preceding sentence shall terminate as of the date of such termination. As used in this Plan, the term "Permanent Disability" means the Participant being deemed to have suffered a disability that makes the Participant eligible for immediate benefits under any long-term disability plan of the Company, as in effect from time to time.

                (c) TERMINATION OF EMPLOYMENT. For purposes of the Plan, there shall have been a termination of employment of a Participant if such Participant is no longer an employee, consultant, director or officer of the Company or of any of its subsidiaries.

        6.04 EXERCISE PROCEDURES. Each Option granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Option Agreement on or before the close of business on the expiration date of the Option. The Option Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Option Agreement; PROVIDED, HOWEVER, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate), (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate. In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Option Price, the part of the Option Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value of a share of Common Stock as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Option Price any fractional share of Common Stock. Any part of the Option Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Option Price upon the exercise of any Option shall be held as treasury shares.

                                   ARTICLE VII

                                  MISCELLANEOUS

        7.01 PLAN PROVISIONS CONTROL OPTION AND STOCK PURCHASE RIGHT TERMS. The terms of the Plan shall govern all Options and Stock Purchase Rights granted under the Plan, and in no event shall the Committee have the power to grant any option or stock purchase right under the Plan which is contrary to any of the provision of the Plan. In the event any provision of any Options or Stock Purchase Rights granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option or Stock Purchase Right, the term in the Plan as constituted on the Date of Grant of such Option or Stock Purchase Right shall control. Except as provided in Section 7.03 and Section 7.06, the terms of any Option or Stock Purchase Right granted under the Plan may not be changed after the Date of Grant of such Option or Stock Purchase Right so as to materially decrease the value of the Option or Stock Purchase Right without the express written approval of the holder.

        7.02 OPTION AGREEMENT. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement or received any other Option acknowledgment authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option.

        7.03 MODIFICATION OF OPTION AFTER GRANT. No Option or Stock Purchase Right granted under the Plan to a participant may be modified (unless such modification does not materially decrease the value of the Option or Stock Purchase Right) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

        7.04 LIMITATION ON TRANSFER. Unless determined otherwise by the Committee, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. In the event that the Committee makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Committee deems appropriate.

        7.05 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable with respect to such Participant's Option or Stock Purchase Right, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of shares upon exercise of an Option or Stock Purchase Right unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines. The Participant shall meet his or her withholding requirement by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Option or Stock Purchase Right; provided, however, that the Committee may (but shall not be required to) permit the Participant to meet his or her withholding requirement by (i) having withheld from such Option or Stock Purchase Right at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, or (ii) a combination of shares and cash.

        7.06    ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

                (A) RECAPITALIZATION. The number and kind of shares subject to outstanding Options or Stock Purchase Rights, the Option Price for such shares, the number and kind of shares available for Options and Stock Purchase Rights subsequently granted under the Plan and the maximum number of shares in respect of which Options can be granted to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options or Stock Purchase Rights granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

                (B) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of an Option or Stock Purchase Right to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Option or Stock Purchase Right, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Option or Stock Purchase Right. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Options and Stock Purchase Rights or substitute comparable options and stock purchase rights in respect of the Acquiring Corporation's stock for such outstanding Options and Stock Purchase Rights. In the event the Acquiring Corporation elects not to assume or substitute comparable options and stock purchase rights for such outstanding Options and Stock Purchase Rights, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options and Stock Purchase Rights shall be immediately exercisable and vested as of a date prior to such Merger or consolidation, as the Board so determines. The exercise and/or vesting of any Option and any Stock Purchase Right that was permissible solely by reason of this Section 7.07(b) shall be conditioned upon the consummation of the Merger or consolidation. Any Options and Stock Purchase Rights which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

        For purposes of the Plan, all outstanding Options and Stock Purchase Rights will be considered assumed if, following the consummation of the Merger, the option or stock purchase rights confers the right to purchase or receive, for each share of stock subject to the Option or Stock Purchase Right immediately prior to the consummation of the Merger, the consideration (whether stock, cash, or other securities property) received in the Merger by holders of Common Stock for each share of the Company's Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding shares of the Company's Common Stock); provided, however, that if such consideration received in the Merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each share of stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the Merger.

        Any outstanding Option which is assumed or replaced in the event of a Merger and does not otherwise accelerate at that time will automatically accelerate in the event that the Participant's service terminates through an "Involuntary Termination" effected within eighteen (18) months following the effective date of such Merger. Any Option so accelerated will remain exercisable until the earlier of (i) the expiration of the Option Term or (ii) the end of the one-year period measured from the date of the Involuntary Termination.

        An Involuntary Termination will be deemed to occur upon (i) the Participant's involuntary dismissal or discharge by the Company or its subsidiaries or their successors for reasons other than cause or (ii) such individual's voluntary resignation following (A) a reduction in his or her level of compensation (including base salary, fringe benefits and any corporate-performance based bonus or incentive programs) by more than ten percent or (B) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such reduction or relocation is effected by the Company or its subsidiaries or their successor without the Participant's written consent.

                (C) OPTIONS TO PURCHASE SHARES OF STOCK OF ACQUIRED COMPANIES. After any Merger in which the Company shall be a surviving corporation, the Committee may grant substituted options outside of the terms of this Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such application may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

        7.07 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Option under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries.

        7.08 OPTIONS NOT INCLUDABLE FOR BENEFIT PURPOSES. Common Stock received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company, except as may be provided under the terms of such plans or determined by the Board.

        7.09 GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

        7.10 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Board, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option or Stock Purchase Right granted under the Plan or any rule or procedure established by the Committee.

        7.11 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        7.12 SEVERABILITY. Whenever possible, each provision in the Plan and every Option and Stock Purchase Right at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option or Stock Purchase Right at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option and Stock Purchase Right at any time granted under the Plan shall remain in full force and effect.

        7.13    AMENDMENT AND TERMINATION.

                (A) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option or Stock Purchase Right shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option or Stock Purchase Right.

                (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time; provided, however, that the Plan shall terminate no later than ten years after the adoption of the Plan by the Board. No Option or Stock Purchase Right shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option or Stock Purchase Right outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option or Stock Purchase Right to the same extent such Option or Stock Purchase Right would have been exercisable had the Plan not terminated.

        7.14    LIMITATIONS. The following limitations shall apply to grants of
Options:

                (i) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 shares of Common Stock, other than grants made to the chief executive officer of the Company pursuant to an employment agreement approved by the

Board of Directors of the Company, in which case the maximum number of shares covered by Options granted to such officer in any fiscal year shall not exceed 5% of the Company's outstanding common stock, calculated on a fully diluted basis.

                (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 7.06(b).

                (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 7.06(b)), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above.

        7.15    CONDITIONS UPON ISSUANCE OF SHARES.

                (A) LEGAL COMPLIANCE. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (B) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

                (C) ADDITIONAL CONDITIONS. The Committee shall have the authority to condition the grant of any Option or Stock Purchase Right in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of Optionees to execute lock-up agreements and shareholder agreements in the future.

        7.16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

        7.17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                  as of , 200_

        The parties to this Stock Option Agreement (this "Agreement") are Vyteris Holdings, Inc., a Delaware corporation having its principal place of business in Fair Lawn, New Jersey (the "Company") and ___________________, [an employee] of the Company (the "Optionee").

        The Company desires to have the Optionee serve as [an employee] of the Company and to provide the Optionee with an incentive to put forth maximum effort for the success of the business.

        The Company has adopted the Vyteris Holdings, Inc. 2004 Stock Option Plan (the "Plan") to attract and retain highly competent employees and to provide an incentive in motivating selected employees, officers, directors and consultants to achieve long-term corporate objectives. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings given to such terms in the Plan.

        This Agreement sets forth the terms and conditions applicable to options to purchase shares of the Common Stock of the Company, par value $.0001 per share (the "Common Stock"), granted to the Optionee under the Plan as of the date first above written (the "Grant Date").

        Accordingly, intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                GRANT OF OPTIONS

        1.1 Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee as of the Grant Date the right and option to purchase from the Company up to, but not exceeding in the aggregate, shares of Common Stock, at an exercise price of $ per share (the "Options"), and -- for the period beginning on the Grant Date and ending on ________, 201_ (the "Option Term").

        1.2 The Options are [not] incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                      VESTING, EXERCISE AND TAX WITHHOLDING

        2.1 Unless sooner vested or terminated pursuant to this Agreement, the Options granted to the Optionee hereunder shall vest in accordance with the following schedule:

                                             Number of Shares
                  Date of Vesting         for Which Options Vest
                  ---------------         ----------------------

                  _______, 200_                  _______
                  _______, 200_                  _______
                  _______, 200_                  _______

On and after the date Options have vested, they may be exercised at any time and from time to time during the Option Term, subject to earlier termination in accordance with Article III of this Agreement. Upon the termination of any of the Options pursuant to such Article III, the Options so terminated shall cease to be exercisable and the Optionee shall have no further rights under this Agreement with respect to the Options so terminated.

        2.3 The Company, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Grant Date, to vest the Options, in whole or in part, prior to the time the Options would otherwise vest under the terms of this Agreement.

        2.4 Vested Options shall be exercised by the Optionee (i) by delivering to the Company a Notice in the form set forth as Appendix A annexed hereto, together with a check payable to the order of the Company, or (ii) in such other manner as may be permitted by the Company.

        2.5 The Company shall notify the Optionee of the amount of withholding tax or other tax, if any, that must be paid under federal and, where applicable, state and local law in connection with the exercise of the Options or the sale of shares of Common Stock subject to the Options. The Optionee shall meet his or her withholding requirement (i) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such exercise, or (ii) in such other manner as may be permitted by the Company.

                                   ARTICLE III
                            TERMINATION OF EMPLOYMENT

        3.1 In the event of the termination of employment of the Optionee by the Optionee or the Company and its subsidiaries for any reason whatsoever other than death, Permanent Disability (as defined in Section 3.2) or retirement after attainment of age 65, (i) any Options that were not vested prior to the date of such termination of employment shall terminate on such date and (ii) any Options that were vested prior to the date of such termination of employment (and which were not previously exercised) shall terminate on the ninetieth (90th) day following the date of such termination of employment or the last day of the Option Term, whichever is earlier.

        3.2 In the event of the termination of the employment of the Optionee by reason of death, Permanent Disability or retirement after attainment of age 65, those unexercised Options that were vested prior to the date of such termination (and which were not previously exercised) shall terminate on the earlier of (i) the first anniversary of the date of such termination and (ii) the last day of the Option Term. Any Options that were not vested prior to the date of such termination shall terminate as of the date of such termination. As used in this Agreement, the term "Permanent Disability" means the Optionee being deemed to have suffered a disability that makes the Optionee eligible for immediate benefits under any long-term disability plan of the Company, as in effect from time to time.

        3.3 In the event of termination of employment, the Company, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Grant Date, to permit an Option to be exercised, in whole or in part, after its expiration date described in Section
3.1 or Section 3.2, but not after the expiration of the Option Term.

        3.4 For purposes of this Agreement, there shall have been a termination of employment of the Optionee if the Optionee is no longer an employee, consultant, director or officer of the Company or of any of its subsidiaries.

                                   ARTICLE IV
                                  MISCELLANEOUS

        4.1 The number and kind of shares subject to outstanding Options and the option price for such shares shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Options. The Company shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

        4.2 After any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having a similar effect involving the Company (collectively, a "Merger"), in which the Company is the surviving corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of the Options to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Options, the number and class of shares or other securities to which the Optionee would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, the Optionee had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to the Options. Comparable rights shall accrue to the Optionee in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Stock Option Agreement or substitute comparable options in respect of the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute comparable options for such outstanding Options, the Board of Directors of the Company shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to such Merger or consolidation, as the Board so determines. The exercise and/or vesting of the Options that was permissible solely by reason of this Section 4.2 shall be conditioned upon the consummation of the Merger or consolidation. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

        For purposes of this Stock Option Agreement, all outstanding Options will be considered assumed if, following the consummation of the Merger, the option confers the right to purchase or receive, for each share of stock subject to the Option immediately prior to the consummation of the Merger, the consideration (whether stock, cash, or other securities property) received in the Merger by holders of Common Stock for each share of the Company's Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding shares of the Company's Common Stock); provided, however, that if such consideration received in the Merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of stock subject to the Option, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the Merger.

        4.3 Any outstanding Option which is assumed or replaced in the event of a Merger and does not otherwise accelerate at that time will automatically accelerate in the event that the Optionee's service terminates through an "Involuntary Termination" effected within eighteen (18) months following the effective date of such Merger. Any Option so accelerated will remain exercisable until the earlier of (i) the expiration of the Option Term or (ii) the end of the one-year period measured from the date of the Involuntary Termination. An Involuntary Termination will be deemed to occur upon (i) the Optionee's involuntary dismissal or discharge by the Company or its subsidiaries or their successors for reasons other than cause or (ii) the Optionee's voluntary resignation following (A) a reduction in the Optionee's level of compensation (including base salary, fringe benefits and any corporate-performance based bonus or incentive programs) by more than ten percent or (B) a relocation of the Optionee's place of employment by more than fifty (50) miles, provided and only if such reduction or relocation is effected by the Company or its subsidiaries or their successor without the Optionee's written consent.

        4.4 Nothing contained in this Agreement shall be deemed to confer upon the Optionee, in the Optionee's capacity as a holder of Options, any right to prevent or to approve or vote upon any of the corporate actions described in this Article IV. The existence of the Options granted hereunder shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        4.5 Whenever the term "the Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom Options may be transferred by will or by the laws of descent and distribution or otherwise, the term "the Optionee" shall be deemed to include such person or persons.

        4.6 Unless otherwise determined by the Company in writing, the Options granted hereunder are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee's lifetime only by the Optionee. No assignment or transfer of the Options granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution or as otherwise determined by the Company in writing), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Options shall terminate and become of no further effect.

        4.7 The Optionee shall not be deemed for any purpose to be a shareholder of the Company in respect of any shares as to which the Options shall not have been exercised as herein provided.

        4.8 Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or shall affect the right of the Company and its subsidiaries to terminate the employment of the Optionee (as such phrase is described in Section 3.4 of this Agreement), with or without cause.

        4.9 Nothing in this Agreement or otherwise shall obligate the Company to vest any of the Options, to permit the Options to be exercised other than in accordance with the terms hereof or to grant any waivers of the terms of this Agreement, regardless of what actions the Company, the Board or the Committee may take or waivers the Company, the Board or the Committee may grant under the terms of or with respect to any options now or hereafter granted to any other person or any other options granted to the Optionee.

        4.10 Notwithstanding any other provision, hereof, the Optionee shall not exercise the Options granted hereunder, and the Company shall not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance (or such purchase) of such shares would constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the exercise of the Options or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        4.11 No amounts of income received by the Optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

        4.12 Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; PROVIDED, HOWEVER, that unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the President of the Company at its headquarters in Fair Lawn, New Jersey and all notices or communications by the Company to Optionee may be given to the Optionee personally or may be mailed to the Optionee at the Optionee's home address as reflected in the Company's records.

        4.13 This Agreement shall be governed by the laws of the State of Delaware applicable to agreements made and performed wholly within the State of Delaware (regardless of the laws that might otherwise govern under applicable conflicts of laws principles).

        4.14    As used in this Agreement, unless the context otherwise requires
(i) references to "Articles" or "Sections" are to articles or sections of this Agreement, (ii) "hereof", "hereunder", "hereunder" and comparable tends refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) references to any gender include references to all genders, (iv) "including" means including without limitation, and (v) headings of the various articles and sections are for convenience of reference only.

        4.15 This Agreement and the Plan (the terms of which are incorporated by reference herein) sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Agreement, the Company makes no representations, warranties or covenants to the Optionee with respect to this Agreement or its subject matter, including with respect to (i) the current or future value of the shares subject to the Options and (ii) whether the option price is equal to less than or greater than the fair market value of a share of Common Stock. Any modification, amendment or waiver of this Agreement will be effective only if it is in writing signed by the Company and the Optionee. The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of that or any other provision of this Agreement.

        4.16 TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY

INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                A. GRANT OF THE OPTION. The grant of an Option will not result in the imposition of a tax under the federal income tax laws.

                B.      EXERCISING THE OPTION.

                        (1) NONSTATUTORY STOCK OPTION ("NSO"). The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price. If the Optionee is an employee or a former employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares if such withholding amounts are not delivered at the time of exercise.

                        (2) INCENTIVE STOCK OPTION ("ISO"). If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an employee but remains an officer, director or consultant to the Company or its subsidiaries, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

                C.      DISPOSITION OF SHARES.

                        (1) NSO. If the Optionee holds shares acquired upon exercise of an NSO ("NSO Shares") for at least one year, any gain realized on disposition of the NSO Shares will be treated as long-term capital gain for federal income tax purposes.

                        (2) ISO. If the Optionee holds shares acquired upon exercise of an ISO ("ISO Shares") for at least one year after exercise and two years after the grant date, any gain realized on disposition of the ISO Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or within two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the fair market value of the ISO Shares acquired on the date of exercise and the aggregate exercise price, or (B) the difference between the sale price of such

ISO Shares and the aggregate exercise price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                        (3) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the ISO Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall promptly notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        4.17. LOCK-UP AGREEMENT; OTHER AGREEMENTS. If requested by the Company at any time prior to the date, if any, on which the Securities and Exchange Commission declares effective a registration statement filed by the Company under the Securities Act of 1933 in connection with an initial public offering of the Company's securities (the "SEC Effective Date", the Optionee shall execute a lock-up agreement, in such form as the Committee shall determine, precluding the Optionee from selling, pledging, hypothecating, selling short or in any other manner transferring, during a period commencing on or about the SEC Effective Date and expiring on or about 180 days after the SEC Effective Date, any ISO Shares or NSO Shares owned by the Optionee as of the SEC Effective Date or acquired by the Optionee during such 180 day period. Should the Optionee fail to execute such agreement, the Optionee shall be deemed to be restricted, in the same manner as the Directors of the Company agree to be restricted from selling any capital stock of the Company owned by such Directors, from selling, pledging, hypothecating, selling short or in any other manner transferring, during a period commencing on the SEC Effective Date and expiring 180 days after the SEC Effective Date, any ISO Shares or NSO Shares owned by the Optionee as of the SEC Effective Date or acquired by the Optionee during such 180 day period.

        If requested by the Committee at the time of exercise of any portion or all of the Options, the Optionee shall execute such other agreements as the Committee shall identify, provided that such agreements are comparable, in all material respects, to agreements which other holders of the Company's Common Stock have been, or will be, requested to execute.

        4.18. EARLY EXERCISE. Notwithstanding the vesting schedule described in this Agreement, if the Committee notifies the Optionee in writing that the Optionee may exercise the Options (or any portion of the Options) during its term at any time as to shares that have not vested (the "Unvested Shares"), the Optionee may do so, provided that at the time of such exercise the Optionee deliver to the Company, in addition to the other exercise documentation required hereby, an executed copy of a Restricted Stock Purchase Agreement attached as EXHIBIT B to the Plan, along with its attachments, as applicable (the "Restricted Stock Agreement"), whereby, among other things, the Optionee agrees to grant to the Company certain repurchase rights, at cost, with respect to the Unvested Shares, as more fully set forth therein, which repurchase rights shall lapse over time with respect to the Unvested Shares in accordance with the vesting schedule described in this Agreement.

        By the Optionee's signature and the signature of the Company's representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Option Agreement. The Optionee further agrees to notify the Company upon any change in the Optionee's residence address.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                VYTERIS HOLDINGS, INC.


                                                By:___________________________

                                                Title:________________________

                                                OPTIONEE:


                                                ------------------------------

                                   APPENDIX A

                            EXERCISE OF STOCK OPTION

        1. EXERCISE. Pursuant to the provisions of the Stock Option Agreement entered into as of _____________, 200_ between Vyteris Holdings, Inc. (the "Company") and the undersigned (the "Agreement"), the undersigned (the "Purchaser") hereby exercise the Options granted under the terms of the Agreement (the "Options") to the extent of ________ shares of the Common Stock of the Company (the "Shares"). The Purchaser delivers to the Company herewith the following in payment for the Shares:

        o       $_________ in cash

        o       Stock certificates for _____________ shares of Common Stock

        2. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Unless the Company is a public corporation which has registered the shares issuable under the Plan under the Securities Act of 1933, the Purchaser confirms the representations set forth below:

           The Purchaser is acquiring the Shares for his/her own account and the Shares were acquired by him/her for the purpose of investment and not with a view to distribution or resale thereof in violation of the Securities Act of 1933 (the "Securities Act"). The Purchaser understands that none of the Shares has been registered under the Securities Act or any other applicable securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. The Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by him/her except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws. The Purchaser understands that the Company does not have any present intention and is under no obligation to register the Shares under the Securities Act and other applicable securities laws. The Purchaser further represents that the Purchaser understands and agrees that all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT

        COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

           The Purchaser is able to bear the economic risk of this investment including a complete loss of the investment.

        3. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the Purchaser's exercise of the Options. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Options. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as otherwise provided in the Plan.

        4. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        5. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.


Date: ___________________                         _____________________________
                                                        Purchaser

                                                  -----------------------------
                                                        Address

                                                  -----------------------------
                                                        Social Security Number

                                    EXHIBIT B

                             VYTERIS HOLDINGS, INC.
                             2004 STOCK OPTION PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        THIS AGREEMENT is made between [____________] (the "Purchaser") and Vyteris Holdings, Inc., a Delaware corporation (the "Company"), as of __________________, 20__.

                                    RECITALS

        A. Pursuant to the exercise of the stock option granted to Purchaser under the Company's 2001 Stock Option Plan (the "Plan") on [____________] and pursuant to the Stock Option Agreement (the "Option Agreement") dated [____________] by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares which have not vested under the vesting schedule set forth in the notice of grant relating to such grant (the "Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have vested are sometimes collectively referred to herein as the "Shares". The description of the terms of the Purchaser's options as set forth in the Option Agreement is referred to herein as the Notice of Grant.

        B. As a condition to Purchaser's election to exercise the Option as to the Unvested Shares, Purchaser hereby executes and delivers this Restricted Stock Purchase Agreement, which sets forth certain rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the Option.

        In consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

        1. DEFINED TERMS. Capitalized terms not defined in this Restricted Stock Purchase Agreement shall have the meanings ascribed to such terms in the Plan.

        2. REPURCHASE OPTION.

                (a) If Purchaser's status as an employee, consultant or director, as applicable, of the Company and its subsidiaries is terminated for any or no reason, including for cause or without cause, death or disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all or any portion of the Purchaser's Then-Unvested Shares (as defined below) as of the date of such termination at the original exercise price paid by the Purchaser for such Shares (the "Repurchase Option"). The term "Then-Unvested Shares" as used herein shall mean that portion of the Unvested Shares that remain unvested on such termination date in accordance with the vesting schedule set forth in the Notice of Grant.

                (b) Upon the occurrence of any such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of such termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing or personal delivery of such notice. The closing shall take place at the Company's headquarters. At the closing, the holder of the certificates for the Then-Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Then-Unvested Shares, and the Company shall deliver the purchase price therefor.

                (c) At its option, the Company may elect to make payment for the Then-Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, stating the date of closing, and waiving the closing at the Company's office.

                (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following such termination, the Repurchase Option shall terminate.

        3. TRANSFERABILITY OF THE SHARES; ESCROW.

                (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Then-Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

                (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 2, Purchaser hereby appoints the secretary of the Company, or any other person designated by the Company, as escrow agent, as the Purchaser's attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment, duly endorsed in blank, attached hereto as EXHIBIT B-1. The Unvested Shares and stock assignment shall be held by the secretary or other designee in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as EXHIBIT B-2 hereto, until the Company exercises its Repurchase Option as provided in Section 2, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as EXHIBIT B-3 if the Committee determines that such a Consent should be obtained. Upon vesting of the Unvested Shares, the escrow agent shall promptly upon written request, or periodically without written request, deliver to the Purchaser the certificate or certificates representing such vested Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder with respect to those Shares; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                (d) Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Unvested Shares which remain subject to the Company's Repurchase Option. Notwithstanding the foregoing, upon prior written consent of the Company (which consent shall not be unreasonably withheld), the Purchaser may assign or transfer Unvested Shares for family planning, tax planning or estate planning, or other such purposes, provided the transferee agrees to be bound by all obligations of the Purchaser, and the Company is reasonably satisfied that such obligations remain enforceable against the transferee.

                (e) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

        4. OWNERSHIP, VOTING RIGHTS, DUTIES. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

        5. LEGENDS. The share certificate evidencing the Shares issued hereunder may be endorsed with the legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        6. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        7. NOTICES. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its headquarters.

        8. SURVIVAL OF TERMS. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        9. SECTION 83(B) ELECTION. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised, over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as EXHIBIT B-4 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b).

        10. REPRESENTATIONS. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        11. GOVERNING LAW. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware

        Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or any committee thereof with respect to any questions arising under this Agreement.

        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                          VYTERIS HOLDINGS, INC.


                                          By: ____________________________

                                          Title:


                                          "PURCHASER"


                                          Signature


                                          Printed Name


                                          Soc. Sec. No.


                                          Address

                                   EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, _______________________, hereby sell, assign and transfer unto Vyteris Holdings, Inc. (the "Company") _________________________ (__________) shares of the Common Stock of the Company standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________________ to transfer the said stock on the books of the Company with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement by and between the Company and the undersigned dated ______________, _____.

Dated: _______________, ____


                                                -----------------------
                                                (signature)


                                                -----------------------
                                                (print name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT B-2

                            JOINT ESCROW INSTRUCTIONS

                                 _________, 200_

[Name and address of Corporate Secretary]

Dear Secretary:

        As Escrow Agent for both Vyteris Holdings, Inc.(the "Company") and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the headquarters of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, cancellation of indebtedness, if applicable, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of, transfer of the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in relying on or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel (which may be counsel to the Company) and other experts as you may deem necessary to properly advise you in connection with your obligations hereunder, you may rely upon the advice of such counsel, and you may cause the Company to pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to the Company. In the event of any such termination, the Company shall have the right, in its sole discretion, to appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other address as a party may designate by ten days' advance written notice to each of the other parties hereto.

                               VYTERIS Holdings, Inc.
                               [Insert current address of the Company]
                                                  Attn:


                               PURCHASER: [Insert name and address]



                               ESCROW AGENT: [Insert name and address]

        16 By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18 These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

                                         VYTERIS HOLDINGS, INC.


                                         BY:____________________________

                                         ITS:


                                         PURCHASER

                                         --------------------
                                         signature


                                         --------------------
                                         printed name


                                         ESCROW AGENT


                                         --------------------

                                   EXHIBIT B-3

                                CONSENT OF SPOUSE

        I, ____________________, spouse of [_____________], have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Vyteris Holdings, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated: _______________, ___


                                                   --------------------------
                                                   Signature of Spouse


                                                   --------------------------
                                                   (Print name)

                                   Exhibit B-4

                          ELECTION UNDER SECTION 83(B)

                      OF THE INTERNAL REVENUE CODE OF 1986

        The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Regulations"), and in connection with this election supplies the following information:

1. The name, address and taxpayer identification number of the undersigned are:

              [Name]
              [Address]
              Social Security Number:  ___-__-____

2. The election is being made with respect to ________ shares of [stock] (the "Stock") of Vyteris Holdings, Inc., a Delaware corporation (the "Company").

3. The date on which the Stock was transferred to the undersigned was _______________. The taxable year for which this election is being made is calendar year ____.

4.      The property is subject to the following restrictions:

        The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

        Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in ss.1.83-3(i) of the Regulations) was $___________.

6. The undersigned paid $ ___ for the Stock. Therefore, $______ (the full fair market value of the Stock stated above less the amount paid by the undersigned) is includible in the undersigned's gross income as compensation for services.

7. A copy of this election has been furnished to the Company [and to the transferee of the Stock, if different from the taxpayer] as required by ss.1.83-2(d) of the Regulations.




Dated:  ________________                           ___________________________
                                                   [taxpayer signature]

                 INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

        Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any, who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year (e.g., Holtsville, Delaware for New Jersey residents) via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE GRANT DATE WITHIN WHICH TO MAKE THE ELECTION - NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next year.

                                   APPENDIX D

                        NEVADA DISSENTERS' RIGHTS STATUTE

        NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

        NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

        NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

        NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

        NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

        NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

        NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

        NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

        NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

        NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

        NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

        NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT
CORPORATION.

        1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

        2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

        NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

        1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

                       (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

                       (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

                (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

                (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

        2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

        NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

        1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                       (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                             (I) The surviving or acquiring entity; or

                             (II) Any other entity which, at the effective date
of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                       (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

        2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

        NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

        1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

        2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

        NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

        1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

        2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

        NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

        1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                (b) Must not vote his shares in favor of the proposed action.

        2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

        NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

        1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

        2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

                (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

        NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

        1. A stockholder to whom a dissenter's notice is sent must:

                (a) Demand payment;

                (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                (c) Deposit his certificates, if any, in accordance with the terms of the notice.

        2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

        3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

        NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

        1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

        2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

        NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

        1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                (a) Of the county where the corporation's registered office is located; or

                (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

        2. The payment must be accompanied by:

                (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                (b) A statement of the subject corporation's estimate of the fair value of the shares;

                (c) An explanation of how the interest was calculated;

                (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

                (e) A copy of NRS 92A.300 to 92A.500, inclusive.

        NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

        1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

        2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

        NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

        1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

        2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

        NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

        1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

        3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

        4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

        5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

        NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

        1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

        2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

        3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

        4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

        5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                      PROXY
                                       OF
                        TREASURE MOUNTAIN HOLDINGS, INC.

        The undersigned hereby appoints Donald Farley, Vincent De Caprio and Michael McGuinness, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the special meeting of stockholders of Treasure Mountain Holdings, Inc. to be held on [____], 2004, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote on the following issues as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSED REINCORPORATION.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       SPECIAL MEETING OF STOCKHOLDERS OF

                        TREASURE MOUNTAIN HOLDINGS, INC.

                                 [______], 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. To approve the reincorporation of Treasure Mountain Holdings as a Delaware corporation by approving a plan of merger pursuant to which Treasure Mountain Holdings will merge with and into a wholly-owned Delaware subsidiary and concurrently effect a one for ten reverse stock split.

   FOR ___       AGAINST ___     ABSTAIN ______


2. Transaction of such other business as may properly come before the meeting, and any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.


Signature of
Shareholder     _______________________


Date: _________________________________


Signature of
Shareholder     _______________________


Date: _________________________________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------